UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-2071

Exact name of registrant as specified in charter:	Delaware Group Income Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	October 31, 2007

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Corporate Bond Fund

October 31, 2007

		Principal	Value
		Amount*	(U.S.$)
Agency Collateralized Mortgage Obligation – 0.09%
GNMA Series 2003-5 B 4.486% 10/16/25	USD	540,000	$534,132
Total Agency Collateralized Mortgage Obligation (cost $540,000)			534,132

=@#Collateralized Debt Obligation– 0.06%
Travelers Funding CBO Series 1A A2 144A 6.35% 2/18/14		343,360	342,880
Total Collateralized Debt Obligation (cost $350,442)			342,880

Commercial Mortgage-Backed Securities – 2.95%
•Bank of America Commercial Mortgage Securities
Series 2004-3 A5 5.494% 6/10/39		1,490,000	1,493,040
Series 2005-6 AM 5.353% 9/10/47		675,000	656,254
Series 2006-3 A4 5.889% 7/10/44		1,075,000	1,094,856
#Bear Stearns Commercial Mortgage Securities Series 2004-ESA E 144A 5.064% 5/14/16		1,105,000	1,113,144
Citigroup Commercial Mortgage Trust
Series 2006-C5 A4 5.431% 10/15/49		1,465,000	1,443,105
•Series 2007-C6 A4 5.889% 12/10/49		955,000	961,693
•#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18		2,395,000	2,503,118
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C2 A2 5.05% 12/12/34		800,000	790,336
Series 2006-LDP9 A2 5.134% 5/15/47		2,400,000	2,321,842
#Merrill Lynch Mortgage Investors Series 1998-C3 G 144A 6.00% 12/15/30		1,200,000	954,989
#Merrill Lynch Mortgage Trust Series 2002-MW1 J 144A 5.695% 7/12/34		325,000	295,833
•Morgan Stanley Capital I
#Series 1999-FNV1 G 144A 6.12% 3/15/31		510,000	505,730
Series 2007-T27 A4 5.803% 6/11/42		1,500,000	1,507,073
#Tower 144A
Series 2004-2A A 4.232% 12/15/14		935,000	915,318
Series 2006-1 B 5.588% 2/15/36		510,000	505,997
Series 2006-1 C 5.707% 2/15/36		785,000	782,119
Total Commercial Mortgage-Backed Securities (cost $18,079,252)			17,844,447

•Convertible Bonds – 0.47%
*•U.S. Bancorp 3.838% 9/20/36 exercise price $38.28, expiration date 9/20/36		1,775,000	1,768,788
*•Wyeth 4.886% 1/15/24 exercise price $60.09, expiration date 1/15/24		1,000,000	1,072,260
Total Convertible Bonds (cost $2,845,096)			2,841,048

Corporate Bonds – 78.06%
Banking – 12.16%
American Express Centurion 5.55% 10/17/12		8,900,000	8,995,647
•BAC Capital Trust XIII 6.094% 3/15/43		1,000,000	921,051
•BAC Capital Trust XV 6.38% 6/1/56		1,505,000	1,409,943
•#Banco Mercantil Del Norte 144A 6.862% 10/13/21		1,240,000	1,260,708
Bancolombia 6.875% 5/25/17		580,000	565,210
Bank One 5.90% 11/15/11		945,000	967,180
Citigroup
5.00% 9/15/14		2,745,000	2,668,209
5.875% 5/29/37		2,820,000	2,687,184
^Dresdner Bank 6.04% 1/24/08		3,175,000	3,305,969
•#Glitnir Banki 144A 6.693% 6/15/16		1,150,000	1,177,791
HSBC Holdings 6.50% 9/15/37		4,235,000	4,209,641
#ICICI Bank 144A 6.625% 10/3/12		2,085,000	2,103,863
JPMorgan Chase
5.75% 1/2/13		3,870,000	3,943,027
9.60% 11/14/10		1,550,000	1,550,000
JPMorgan Chase Capital XXV 6.80% 10/1/37		6,315,000	6,328,128

#Northern Rock 144A
5.625% 6/22/17	3,615,000	3,663,275
•6.594% 6/29/49	3,715,000	2,976,956
•#PNC Preferred Funding Trust I 144A 6.113% 3/29/49	3,200,000	3,078,058
Popular North America
4.25% 4/1/08	1,235,000	1,229,870
•5.643% 4/6/09	845,000	849,587
Popular North America Capital Trust I 6.564% 9/15/34	1,500,000	1,295,093
Silicon Valley Bank 5.70% 6/1/12	2,320,000	2,323,097
Sovereign Bancorp 4.80% 9/1/10	1,670,000	1,635,992
Sovereign Capital Trust VI 7.908% 6/13/36	2,505,000	2,584,351
U.S. Bank North America 5.70% 12/15/08	820,000	824,037
•#United Overseas Bank 144A 5.375% 9/3/19	1,315,000	1,272,674
•#VTB Capital144A 5.956% 8/1/08	585,000	579,881
•VTB 24 Capital 6.54% 12/7/09	1,200,000	1,181,635
Washington Mutual
5.25% 9/15/17	1,155,000	1,005,567
5.50% 8/24/11	2,565,000	2,529,793
Wells Fargo 5.25% 10/23/12	4,360,000	4,373,266
		73,496,683
Basic Industry – 3.62%
Georgia-Pacific 9.50% 12/1/11	45,000	47,700
#GTL Trade Finance 144A 7.25% 10/20/17	1,200,000	1,217,424
*Grupo Minero Mexico 8.25% 4/1/08	1,145,000	1,161,717
IMC Global Holdings 7.375% 8/1/18	300,000	296,250
Ispat Inland 9.75% 4/1/14	1,310,000	1,426,515
Lubrizol 4.625% 10/1/09	1,980,000	1,964,936
#MacDermid 144A 9.50% 4/15/17	960,000	921,600
Newmont Gold 8.91% 1/5/09	184,279	188,425
Norske Skog Canada 8.625% 6/15/11	2,175,000	1,729,125
#Norske Skogindustrier 144A 7.125% 10/15/33	2,265,000	1,975,572
Placer Dome 6.45% 10/15/35	1,760,000	1,741,260
Rohm & Haas 5.60% 3/15/13	1,580,000	1,582,304
#Ryerson 144A 12.00% 11/1/15	1,905,000	1,966,913
#Sappi Papier Holding 144A 6.75% 6/15/12	3,880,000	3,814,039
Southern Copper 7.50% 7/27/35	1,710,000	1,868,175
		21,901,955
Brokerage – 3.35%
AMVESCAP 4.50% 12/15/09	1,435,000	1,416,216
Bear Stearns 5.85% 7/19/10	3,445,000	3,463,107
E Trade Financial 8.00% 6/15/11	745,000	711,475
Goldman Sachs Group 6.75% 10/1/37	9,640,000	9,707,423
Jefferies Group 6.45% 6/8/27	2,705,000	2,551,564
LaBranche 11.00% 5/15/12	850,000	845,750
Lazard Group 6.85% 6/15/17	1,210,000	1,197,758
•Lehman Brothers E-Capital Trust I 6.29% 8/19/65	400,000	376,119
		20,269,412
Capital Goods – 2.08%
Caterpillar 6.05% 8/15/36	1,210,000	1,235,706
*Honeywell International 5.70% 3/15/37	945,000	921,915
KB HOME 8.625% 12/15/08	1,450,000	1,435,500
Martin Marietta Materials 6.25% 5/1/37	1,520,000	1,459,816
#Sealed Air 144A 5.375% 4/15/08	830,000	829,021
#Siemens Finance 144A 6.125% 8/17/26	2,440,000	2,470,241
#Tyco Electronics Group 144A 6.55% 10/1/17	3,180,000	3,250,840
Tyco International Group 6.875% 1/15/29	945,000	960,763
		12,563,802
Communications – 11.57%
AT&T 8.00% 11/15/31	818,000	1,018,303
AT&T Wireless Services
7.875% 3/1/11	525,000	569,167
8.125% 5/1/12	7,750,000	8,651,402
*8.75% 3/1/31	3,035,000	3,935,670
BellSouth 4.20% 9/15/09	1,500,000	1,480,154
*CCH I Holdings 13.50% 1/15/14	1,405,000	1,306,650
Comcast
*6.30% 11/15/17	5,250,000	5,425,592
6.95% 8/15/37	4,470,000	4,799,064
Comcast Cable Communications 6.75% 1/30/11	2,205,000	2,300,232
Liberty Media 8.50% 7/15/29	795,000	796,623

*News America 6.20% 12/15/34		2,575,000	2,504,458
*Sprint Capital 7.625% 1/30/11		1,570,000	1,659,529
•Sprint Nextel 5.598% 6/28/10		2,305,000	2,299,475
Telecom Italia Capital
4.00% 1/15/10		2,325,000	2,273,148
•5.819% 7/18/11		1,720,000	1,720,354
Telefonica Emisiones 5.984% 6/20/11		1,450,000	1,487,642
Telefonos de Mexico 4.50% 11/19/08		1,420,000	1,412,190
*THOMSON 5.70% 10/1/14		4,905,000	4,906,364
#Time Warner Cable 144A
5.40% 7/2/12		6,970,000	6,958,966
5.85% 5/1/17		3,360,000	3,337,313
Triton PCS 8.50% 6/1/13		2,000,000	2,107,500
Verizon Communications 5.55% 2/15/16		4,000,000	4,030,236
Viacom
5.75% 4/30/11		905,000	914,448
•6.044% 6/16/09		1,025,000	1,021,909
6.125% 10/5/17		1,235,000	1,237,739
Vodafone Group 5.375% 1/30/15		1,795,000	1,771,703
			69,925,831
Consumer Cyclical – 7.01%
*#Allison Transmission 144A 11.00% 11/1/15		1,880,000	1,924,650
CVS Caremark
4.875% 9/15/14		1,445,000	1,385,700
5.75% 6/1/17		3,630,000	3,617,927
•DaimlerChrysler North America 5.810% 8/3/09		1,810,000	1,812,434
Darden Restaurants 6.20% 10/15/17		2,770,000	2,818,190
Disney (Walt) 7.55% 7/15/93		1,565,000	1,862,685
*Ford Motor 7.45% 7/16/31		2,685,000	2,134,575
Ford Motor Credit
7.80% 6/1/12		845,000	794,682
•7.993% 1/13/12		1,505,000	1,394,515
#Galaxy Entertainment Finance 144A 9.875% 12/15/12		700,000	754,250
*General Motors 8.375% 7/15/33		5,700,000	5,215,499
GMAC 6.875% 9/15/11		2,745,000	2,531,903
Harrah's Operating 6.50% 6/1/16		675,000	535,757
Lear 8.75% 12/1/16		3,265,000	3,150,725
McDonald's 6.30% 10/15/37		3,770,000	3,859,903
Penney (J.C.)
5.75% 2/15/18		1,040,000	1,008,926
7.625% 3/1/97		840,000	855,554
#Seminole Indian Tribe of Florida 144A 7.804% 10/1/20		1,000,000	1,022,020
*Starwood Hotels & Resorts Worldwide 6.25% 2/15/13		285,000	286,273
Target 6.50% 10/15/37		2,680,000	2,724,258
Wal-Mart Stores 5.25% 9/1/35		3,000,000	2,662,074
			42,352,500
Consumer Non-Cyclical – 10.40%
Altria Group 7.65% 7/1/08		1,000,000	1,020,396
#AmBev International Finance 144A 9.50% 7/24/17	BRL	3,200,000	1,663,970
AmerisourceBergen 5.625% 9/15/12	USD	1,880,000	1,894,239
#Amgen 144A
5.85% 6/1/17		1,590,000	1,590,493
6.375% 6/1/37		4,439,000	4,504,089
Clorox 5.45% 10/15/12		2,100,000	2,104,834
Coca-Cola 5.35% 11/15/17		3,385,000	3,368,021
#Covidien International Finance 144A 6.55% 10/15/37		3,645,000	3,725,649
Diageo Capital
*5.20% 1/30/13		3,220,000	3,208,176
5.75% 10/23/17		2,990,000	2,980,067
Genentech 4.75% 7/15/15		1,000,000	959,939
#HCA 144A
9.125% 11/15/14		560,000	581,000
PIK 9.625% 11/15/16		825,000	874,500
Health Net 6.375% 6/1/17		2,045,000	2,030,082
HealthSouth 10.75% 6/15/16		1,615,000	1,711,900
Kraft Foods 7.00% 8/11/37		3,470,000	3,781,849
Kroger 6.40% 8/15/17		4,860,000	5,065,549
#Miller Brewing 144A 4.25% 8/15/08		1,060,000	1,052,745
Procter & Gamble 5.55% 3/5/37		875,000	861,844

Reynolds American 6.50% 7/15/10	1,065,000	1,104,371
Safeway 6.35% 8/15/17	2,020,000	2,094,948
Schering-Plough
5.55% 12/1/13	1,000,000	1,005,373
6.00% 9/15/17	4,600,000	4,687,336
US Oncology 9.00% 8/15/12	775,000	780,813
UST 6.625% 7/15/12	1,900,000	2,008,479
*Wyeth 5.50% 2/1/14	8,185,000	8,218,263
		62,878,925
Electric – 4.27%
Alabama Power 5.875% 12/1/22	1,275,000	1,291,629
Commonwealth Edison 6.15% 9/15/17	2,815,000	2,878,625
Detroit Edison 4.80% 2/15/15	1,450,000	1,381,820
Dominion Resources 5.687% 5/15/08	3,075,000	3,078,735
Entergy Gulf States
5.12% 8/1/10	1,575,000	1,565,570
5.25% 8/1/15	1,195,000	1,135,819
6.00% 12/1/12	1,855,000	1,855,659
FirstEnergy 8.33% 12/1/07	171,000	173,143
FPL Group Capital
5.625% 9/1/11	1,285,000	1,308,638
•6.65% 6/17/67	1,180,000	1,170,493
PacifiCorp 7.00% 7/15/09	500,000	516,414
PECO Energy 5.95% 11/1/11	2,150,000	2,220,124
Pepco Holdings 6.125% 6/1/17	2,055,000	2,089,238
#Power Contract Financing 144A 6.256% 2/1/10	1,224,133	1,243,346
#Power Receivables Finance 144A 6.29% 1/1/12	147,304	151,905
PSEG Funding Trust I 5.381% 11/16/07	1,680,000	1,679,657
PSEG Power 5.50% 12/1/15	2,135,000	2,097,573
		25,838,388
Energy – 3.38%
Apache 5.25% 4/15/13	1,530,000	1,534,348
#Canadian Oil Sands 144A 4.80% 8/10/09	489,000	485,706
*Husky Energy 6.80% 9/15/37	1,745,000	1,834,128
#Lukoil International Finance 144A 6.356% 6/7/17	185,000	178,525
#Ras Laffan Liquefied Natural Gas III 144A
5.832% 9/30/16	1,630,000	1,638,062
5.838% 9/30/27	2,485,000	2,341,722
SEACOR Holdings 7.20% 9/15/09	2,115,000	2,162,486
Sibneft 10.75% 1/15/09	500,000	528,700
Suncor Energy 6.50% 6/15/38	5,355,000	5,624,560
#TAQA Abu Dhabi 144A 6.165% 10/25/17	1,750,000	1,748,798
TNK-BP Finance
6.625% 3/20/17	1,555,000	1,413,371
#144A 6.625% 3/20/17	670,000	613,888
Tyumen Oil 11.00% 11/6/07	340,000	341,700
		20,445,994
Finance Companies – 7.40%
*•American Express 6.80% 9/1/66	3,445,000	3,537,781
#Capmark Financial Group 144A
5.875% 5/10/12	1,665,000	1,496,214
6.30% 5/10/17	7,045,000	5,771,081
General Electric Capital 5.625% 9/15/17	18,500,000	18,715,395
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	2,335,000	2,294,908
International Lease Finance
5.35% 3/1/12	2,775,000	2,756,291
5.875% 5/1/13	1,800,000	1,826,062
#Mantis Reef 144A 4.799% 11/3/09	2,140,000	2,138,585
Residential Capital
*•6.224% 6/9/08	1,080,000	967,950
7.625% 11/21/08	1,500,000	1,264,038
•7.80% 11/21/08	1,920,000	1,620,000
•#Xstrata Finance 144A 5.85% 11/13/09	2,345,000	2,338,242
		44,726,547
Insurance – 4.66%
American International Group 6.25% 5/1/36	1,035,000	1,060,805
Berkshire Hathaway Finance 4.85% 1/15/15	2,475,000	2,401,577
#Max USA Holdings 144A 7.20% 4/14/17	2,020,000	1,982,715
Montpelier Re Holdings 6.125% 8/15/13	1,035,000	1,031,983
#Nippon Life Insurance 144A 4.875% 8/9/10	2,800,000	2,781,122

Phoenix 6.675% 2/16/08	1,405,000	1,408,246
w#Stingray Pass Through Trust 144A 5.902% 1/12/15	2,300,000	1,759,500
•w#Twin Reefs Pass Through Trust 144A 6.12% 12/31/49	3,900,000	3,364,491
Unitrin 6.00% 5/15/17	3,670,000	3,605,467
WellPoint
5.00% 1/15/11	3,730,000	3,714,139
5.00% 12/15/14	3,088,000	2,973,818
•#White Mountains Re Group 144A 7.506% 5/29/49	2,220,000	2,105,572
		28,189,435
Natural Gas – 3.43%
CenterPoint Energy Resource
6.125% 11/1/17	805,000	808,631
6.625% 11/1/37	2,160,000	2,174,606
Enterprise Products Operating
4.625% 10/15/09	565,000	560,579
5.60% 10/15/14	2,665,000	2,639,169
•8.375% 8/1/66	1,510,000	1,574,258
Kaneb Pipe Line Operating Partnership 5.875% 6/1/13	455,000	455,456
KeySpan Gas East 6.90% 1/15/08	725,000	727,470
Kinder Morgan Energy Partners 5.125% 11/15/14	2,225,000	2,142,686
ONEOK 5.51% 2/16/08	1,330,000	1,329,472
ONEOK Partners 6.85% 10/15/37	200,000	209,635
Sempra Energy 4.75% 5/15/09	735,000	731,253
TransCanada Pipelines 6.20% 10/15/37	3,760,000	3,783,869
Valero Energy 6.625% 6/15/37	1,785,000	1,843,907
Valero Logistics Operations 6.05% 3/15/13	1,755,000	1,769,505
		20,750,496
Real Estate – 1.00%
iStar Financial
5.15% 3/1/12	900,000	822,263
5.875% 3/15/16	1,190,000	1,055,426
Regency Centers 5.875% 6/15/17	2,505,000	2,442,300
•#USB Realty 144A 6.091% 12/22/49	1,800,000	1,745,512
		6,065,501
Technology – 0.88%
Freescale Semiconductor 8.875% 12/15/14	75,000	71,344
SunGard Data Systems 10.25% 8/15/15	1,102,000	1,154,345
Xerox
5.50% 5/15/12	955,000	956,230
6.75% 2/1/17	3,000,000	3,137,097
		5,319,016
Transportation – 2.85%
*Burlington North Santa Fe 5.65% 5/1/17	2,000,000	1,981,914
Continental Airlines 6.503% 6/15/11	1,835,000	1,846,469
#Erac USA Finance 144A
5.30% 11/15/08	2,555,000	2,534,509
7.00% 10/15/37	7,747,000	7,647,094
Hertz 8.875% 1/1/14	3,000,000	3,105,000
=United Air Lines 8.70% 10/7/08	392,302	117,691
		17,232,677
Total Corporate Bonds (cost $474,323,319)		471,957,162

Municipal Bonds – 1.45%
Buckeye, Ohio Tobacco Asset Settlement Financing Authority Revenue Series A-2 5.875% 6/1/47	825,000	800,935
California State 5.00% 2/1/33	890,000	899,007
Illinois State Taxable Pension 5.10% 6/1/33	1,000,000	950,500
Oregon State Taxable Pension 5.892% 6/1/27	1,600,000	1,674,336
West Virginia Economic Development Authority 5.37% 7/1/20 (MBIA)	290,000	286,987
West Virginia Tobacco Settlement Finance Authority 7.467% 6/1/47	4,250,000	4,166,572
Total Municipal Bonds (cost $8,801,264)		8,778,337

Non-Agency Asset-Backed Securities – 2.33%
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	1,275,000	1,291,575
*Caterpillar Financial Asset Trust Series 2007-A A3A 5.34% 6/25/12	480,000	484,631
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39	3,155,000	3,196,781
•Countrywide Asset-Backed Certificates Series 2006-S7 A3 5.712% 11/25/35	1,650,000	1,563,388
Discover Card Execution Note Trust Series 2007-A1 A1 5.65% 3/16/20	2,180,000	2,176,098
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	425,000	428,649
Hyundai Auto Receivables Trust Series 2007-A A3A 5.04% 1/17/12	480,000	480,432
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	540,482	464,815

Mid-State Trust
Series 11 A1 4.864% 7/15/38		202,787	190,072
Series 2004-1 A 6.005% 8/15/37		243,767	248,203
Series 2005-1 A 5.745% 1/15/40		286,443	270,554
RSB Bondco Series 2007-A A2 5.72% 4/1/18		1,085,000	1,103,894
#Sharp Net Interest Margin Trust Series 2004-2N Note 144A 7.00% 1/25/34		7,398	3,329
•#SLM Student Loan Trust Series 2003-4 A5C 144A 5.854% 3/15/33		1,680,000	1,663,200
Structured Asset Securities Series 2001-SB1 A2 3.375% 8/25/31		587,301	517,895
Total Non-Agency Asset-Backed Securities (cost $14,235,291)			14,083,516

Non-Agency Collateralized Mortgage Obligations – 1.77%
Countrywide Alternative Loan Trust Series 2006-2CB A3 5.50% 3/25/36		988,177	985,376
•First Horizon Alternative Mortgage Securities Series 2006-FA2 B1 5.978% 5/25/36		1,926,679	1,824,477
•MASTR Adjustable Rate Mortgages Trust Series 2005-1 B1 5.486% 3/25/35		1,663,991	1,658,272
•Nomura Asset Acceptance Series 2006-AF1 1A2 6.159% 5/25/36		1,200,000	1,191,589
•Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR6 7A1 5.114% 3/25/36		3,207,357	3,117,158
Series 2006-AR12 1A2 6.029% 9/25/36		887,018	897,980
Series 2006-AR14 2A4 6.087% 10/25/36		1,034,670	1,048,478
Total Non-Agency Collateralized Mortgage Obligations (cost $10,777,636)			10,723,330

Regional Agency – 0.26%
Queensland Treasury 6.00% 10/14/15	AUD	1,756,000	1,565,033
Total Regional Agency (cost $1,327,363)			1,565,033

Regional Authority– 0.21%
Quebec Province 5.00% 12/1/15	CAD	1,171,000	1,265,406
Total Regional Authority (cost $1,046,281)			1,265,406

«Senior Secured Loans – 10.80%
Allied Waste North America 7.73% 3/28/14	USD	600,000	589,200
Aramark 7.08% 1/26/14		1,600,000	1,565,328
AWAS 2nd Lien 11.44% 3/21/13		2,053,641	2,022,837
Bausch & Lomb 8.34% 4/11/15		2,030,000	2,036,247
Coffeyville Resources
Credit-Linked Deposits 5.26% 12/28/10		243,243	242,331
Tranche D 8.365% 12/28/13		1,247,355	1,243,463
Community Health Systems
Tranche B 7.61% 7/2/14		1,501,005	1,470,985
Tranche DD 7.61% 8/25/14		98,995	97,015
DaimlerChrysler
2nd Lien 13.51% 7/1/13		2,500,000	2,470,825
Tranche B 11.01% 7/1/12		75,000	75,146
Delphi 2nd Lien 8.11% 12/31/07		400,000	399,716
Douglas Dynamics Tranche B 7.61% 5/21/13		796,000	760,180
Dynegy Holdings 7.65% 4/2/13		2,155,000	2,087,656
Energy Futures Holdings
7.565% 10/10/14		1,300,000	1,301,001
8.39% 10/10/14		3,575,000	3,575,000
First Data 8.90% 9/24/14		695,000	672,691
Ford Motor Tranche B 8.36% 11/29/13		3,017,399	2,904,730
General Motors 7.745% 11/17/13		2,178,513	2,136,456
HCA 7.614% 11/17/13		1,600,000	1,565,064
HealthSouth 8.62% 3/10/13		1,179,830	1,162,504
Hexion Specialty Chemicals
Tranche C-1 7.42% 5/5/13		895,023	887,939
Tranche C-2 7.42% 5/5/13		193,482	191,931
Idearc Tranche B 7.35% 11/1/14		4,043,844	3,990,768
Jarden
7.67% 1/24/12		1,000,000	980,500
7.74% 1/24/12		1,600,000	1,578,664
Lyondell Chemical 7.11% 8/16/13		1,386,000	1,380,546
MacDermid 7.45% 4/12/14		239,399	234,611
MetroPCS Wireless 9.70% 2/20/14		1,600,000	1,572,000
PTS Acquisition 8.49% 4/10/14		1,600,000	1,542,000
Qwest Communications Tranche B 6.95% 6/30/10		1,250,000	1,285,938
Rental Service 2nd Lien 8.87% 11/21/13		1,100,000	1,075,250
Solar Capital 7.53% 2/11/13		1,220,000	1,205,086
Stallion Oilfield Services Tranche B 10.86% 6/12/13		1,600,000	1,576,000
Surgical Care Affiliates 8.31% 12/29/14		548,625	528,052
Talecris Biotherapeutics 2nd Lien 11.85% 12/6/14		1,940,000	1,940,000

Telesat Canada
8.21% 9/1/14		2,764,000	2,736,360
9.00% 2/14/08		2,290,000	2,255,650
Time Warner Telecom Holdings 7.62% 1/7/13		797,990	786,020
Tribune
8.49% 5/17/09		700,000	693,108
8.698% 5/30/14		975,000	908,056
United Airlines 7.375% 2/1/14		995,000	954,787
Univision Communications 7.60% 9/15/14		3,000,000	2,848,125
US Airways Group 8.05% 3/23/14		800,000	766,420
Visteon Tranche B 8.61% 6/13/13		900,000	857,952
Windstream Tranche B 6.86% 7/17/13		4,139,625	4,117,974
Total Senior Secured Loans (cost $65,587,490)			65,272,112

Sovereign Debt– 0.70%
Canada – 0.09%
Canadian Government 4.00% 6/1/17	CAD	538,000	555,486
			555,486
Mexico – 0.10%
Mexican Bonos 8.00% 12/17/15	MXN	6,109,000	577,123
			577,123
United Kingdom – 0.51%
U.K. Treasury 8.00% 9/27/13	GBP	1,296,000	3,102,450
			3,102,450
Total Sovereign Debt (cost $4,001,987)			4,235,059

Supranational Banks– 0.40%
European Investment Bank
2.15% 1/18/27	JPY	59,000,000	512,809
6.00% 7/15/09	NZD	2,510,000	1,860,358
Inter-American Development Bank 1.90% 7/8/09	JPY	4,000,000	35,265
Total Supranational Banks (cost $2,361,987)			2,408,432

U.S. Treasury Obligations– 0.89%
*U.S. Treasury Bonds 4.75% 2/15/37	USD	1,434,000	1,433,664
*¥U.S. Treasury Inflation Index Notes 2.375% 1/15/17		711,438	726,835
U.S. Treasury Notes
3.875% 10/31/12		3,225,000	3,184,690
4.75% 8/15/17		40,000	40,894
Total U.S. Treasury Obligations (cost $5,406,367)			5,386,083

		Number of
		Shares
Common Stock– 0.00%
Masco		281	6,765
*†UAL		50	2,395
Total Common Stock (cost $2,229)			9,160

Convertible Preferred Stock– 0.73%
Citigroup Funding 4.943% exercise price $29.50, expiration date 9/27/08		44,000	1,181,400
General Motors 5.25% exercise price $64.90, expiration date 3/6/32		75,000	1,660,500
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17		1,600	1,550,000
Total Convertible Preferred Stock (cost $4,521,754)			4,391,900

Preferred Stock– 0.13%
Nexen 7.35%		32,495	802,627
Total Preferred Stock (cost $846,759)			802,627

Warrant– 0.00%
†#Solutia144A, exercise price $7.59, expiration date 7/15/09		1,590	0
Total Warrant (cost $135,295)			0

Total Value of Securities Before Securities Lending Collateral – 101.30%
(cost $615,189,812)			612,440,664

Securities Lending Collateral** – 4.37%
Investment Companies
Mellon GSL DBT II Collateral Fund		26,426,922	26,426,922
Total Securities Lending Collateral (cost $26,426,922)			26,426,922

Total Value of Securities – 105.67%
(cost $641,616,734)	638,867,586©
Obligation to Return Securities Lending Collateral** – (4.37%)	(26,426,922)
Liabilities Net of Receivables and Other Assets (See Notes) – (1.30%)	(7,843,846)
Net Assets Applicable to 108,550,717 Shares Outstanding – 100.00%	$604,596,818

*Principal amount shown is stated in the currency in which each security is denominated.
AUD - Australian Dollar
BRL - Brazilian Real
CAD – Canadian Dollar
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY– Japanese Yen
MXN – Mexican Peso
NOK – Norwegian Kroner
NZD – New Zealand Dollar
USD – United States Dollar

=Security is being fair valued in accordance with the Fund’s fair valuation policy. At October 31, 2007, the aggregate amount of fair valued securities equaled $460,571, which represented 0.08% of the Fund’s net assets. See Note 1 in "Notes.”
@Illiquid security. At October 31, 2007, the aggregate amount of illiquid securities equaled $342,880, which represented 0.06% of the Fund’s net assets. See Note 7 in “Notes.”
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2007, the aggregate amount of Rule 144A securities equaled $117,389,118 which represented 19.42% of the Fund’s net assets. See Note 7 in "Notes."
•Variable rate security. The rate shown is the rate as of October 31, 2007.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally:(i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
¥Fully or partially pledged as collateral for financial futures contracts.
†Non-income producing security for the period ended October 31, 2007.
^Zero coupon security. The rate shown is the yield at the time of purchase.
*Fully or partially on loan.
**See Note 6 in “Notes.”
©Includes $25,665,478 of securities loaned.

Summary of Abbreviations:
CBO – Collateralized Bond Obligation
CDS – Credit Default Swap
GNMA – Government National Mortgage Association
MBIA – Insured by the Municipal Bond Insurance Association
PIK – Paid-in kind
yr – year

The following foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts and swap contracts were outstanding at October 31, 2007:

Foreign Currency Exchange Contracts1

Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	1,428,345	NZD	(1,705,022)	12/31/07	$19,233
CAD	(1,700,000)	EUR	2,340,560	12/31/07	14,239
CAD	(3,035,800)	USD	3,184,450	12/31/07	(30,601)
EUR	2,518,067	USD	(3,566,314)	11/30/07	83,202
EUR	(110,000)	USD	158,309	12/31/07	(1,160)
GBP	(1,553,000)	USD	3,195,763	12/31/07	(26,677)
JPY	(117,294,952)	USD	1,028,001	12/28/07	4,102
MXN	(7,159,909)	USD	669,213	11/05/07	(2,161)
NOK	1,101,643	USD	(200,044)	11/30/07	5,140
NOK	2,523,074	USD	(457,900)	11/30/07	12,029
					$77,346

Futures Contracts2

	Contracts	Notional	Notional		Appreciation
	to Buy (Sell)	Cost (Proceeds)	Value	Expiration Date	(Depreciation)
325	U.S. Treasury 5 yr Notes	$34,681,623	$34,886,719	12/31/07	$205,096
96	U.S. Treasury 10 yr Notes	10,566,553	10,561,500	12/31/07	(5,053)
(15)	U.S. Treasury Long Bond	(1,674,801)	(1,688,906)	12/31/07	(14,105)
					$185,938

Swap Contracts3

Index Swap Contract
			Unrealized
Notional Amount	Expiration Date	Description	Depreciation
$3,000,000	12/31/07	Agreement with Bank of America to receive the notional amount multiplied by the return on the BOFA 10 yr Commercial MBS Index AAA adjusted by a spread of 0.15% and to pay the notional amount multiplied by the fixed rate of 6.78%.	$(100,986)

Credit Default Swap Contracts
				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Purchased:
Goldman Sachs
Best Buy
5 yr CDS	$1,933,000	0.60%	9/20/12	$ 2,410
10 yr CDS	970,000	0.98%	9/20/17	1,210
Rohm & Haas 5.5 yr CDS	1,580,000	0.37%	3/20/13	(5,715)
JPMorgan Chase Bank
Embarq 7 yr CDS	2,125,000	0.77%	9/20/14	23,029
Merrill Lynch 5 yr CDS	1,000,00	0.58%	12/20/12	11,756
Lehman Brothers
Capmark Financial
5 yr CDS	2,900,00	1.65%	9/20/12	223,787
5 yr CDS	2,150,000	2.42%	9/20/12	100,739
5 yr CDS	4,300,000	4.25%	9/20/12	(108,291)
Gannet 7 yr CDS	1,430,000	0.88%	9/20/14	(3,209)
Home Depot 5 yr CDS	2,214,500	0.50%	9/20/12	1,556
New York Times 7 yr CDS	1,430,000	0.75%	9/20/14	509
Sara Lee 7 yr CDS	1,430,000	0.60%	9/20/14	(19,073)
V.F 5 yr CDS	3,225,000	0.40%	9/20/12	(25,815)
Washington Mutual 4 yr CDS	2,250,000	0.85%	9/20/11	60,040
				$ 262,933
Protection Sold:
Goldman Sachs
Residential Capital
1 yr CDS	$985,000	8.25%	9/20/08	$(120,829)
1 yr CDS	490,000	8.75%	9/20/08	(58,317)
Lehman Brothers
Best Buy
5 yr CDS	966,500	0.61%	9/20/12	(893)
10 yr CDS	515,000	0.99%	9/20/17	(258)
Reynolds American 5 yr CDS	2,860,000	1.00%	9/20/12	45,364
				$(134,933)

The use of foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”
2See Note 4 in “Notes.”
3See Note 5 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Income Funds - Delaware Corporate Bond Fund (Fund).

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in investment companies, is valued at amortized cost, which approximates value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, total return swap contracts, spread contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on January 31, 2008. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments

At October 31, 2007, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2007, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$641,965,812
Aggregate unrealized appreciation	7,005,852
Aggregate unrealized depreciation	(10,104,078)
Net unrealized depreciation	$(3,098,226)

For federal income tax purposes, at July 31, 2007, capital loss carryforwards of $5,558,114 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $2,155,797 expires in 2013, $519,965 expires in 2014 and $2,882,352 expires in 2015.

3. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Schedule of Investments.

4. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Schedule of Investments.

5. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and credit default swap (CDS) contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (the purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended October 31, 2007, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized gains or losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a Credit Event or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

6. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At October 31, 2007, the market value of securities on loan was $25,665,478, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Schedule of Investments under the caption "Securities Lending Collateral."

7. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by Standard and Poor’s Rating Group and/or Ba or lower by Moody’s Investor Services, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Delchester Fund

October 31, 2007

	Principal	Value
	Amount (U.S. $)	(U.S. $)
≠Commercial Paper – 3.68%
Atlantic City Electric 5.07% 11/1/07	$9,600,000	$9,600,000
Mattel 5.10% 11/1/07	1,590,000	1,590,000
Total Commercial Paper (cost $11,190,000)		11,190,000

Corporate Bonds – 85.69%
Basic Industry – 6.89%
*AK Steel 7.75% 6/15/12	1,130,000	1,158,250
#Algoma Acquisition 144A 9.875% 6/15/15	475,000	422,750
Bowater 9.00% 8/1/09	315,000	310,275
Catalyst Paper 8.625% 6/15/11	1,445,000	1,148,775
Freeport McMoRan Copper & Gold 8.25% 4/1/15	905,000	979,663
Georgia-Pacific
7.70% 6/15/15	750,000	742,500
8.875% 5/15/31	1,490,000	1,497,450
#GTL Trade Finance 144A 7.25% 10/20/17	595,000	603,639
Hexion US Finance 9.75% 11/15/14	765,000	843,413
#Ineos Group Holdings 144A 8.50% 2/15/16	765,000	730,575
Lyondell Chemical
8.25% 9/15/16	350,000	401,625
10.50% 6/1/13	175,000	189,438
#MacDermid 144A 9.50% 4/15/17	1,415,000	1,358,400
*#Momentive Performance Materials 144A 9.75% 12/1/14	1,400,000	1,372,000
‡Port Townsend Paper 0.00% 8/15/12	1,120,800	1,120,800
Potlatch 13.00% 12/1/09	2,100,000	2,370,277
•#Ryerson 144A 12.574% 11/1/14	840,000	861,000
#Sappi Papier Holding 144A 6.75% 6/15/12	2,455,000	2,413,264
#Steel Dynamics 144A
6.75% 4/1/15	725,000	697,813
7.375% 11/1/12	420,000	422,100
Tube City IMS 9.75% 2/1/15	500,000	493,750
*Verso Paper Holdings 9.125% 8/1/14	680,000	705,500
		20,843,257
Brokerage – 1.52%
E Trade Financial 8.00% 6/15/11	1,195,000	1,141,225
#HUB International Holdings 144A 10.25% 6/15/15	625,000	581,250
LaBranche
9.50% 5/15/09	1,270,000	1,295,400
11.00% 5/15/12	1,605,000	1,596,975
		4,614,850
Capital Goods – 4.81%
*Berry Plastics Holding 8.875% 9/15/14	1,455,000	1,498,650
CPG International 10.50% 7/1/13	1,275,000	1,281,375
*Graham Packaging 9.875% 10/15/14	1,000,000	995,000
Graphic Packaging International 8.50% 8/15/11	1,125,000	1,147,500
Greenbrier 8.375% 5/15/15	270,000	268,313
*#Hawker Beechcraft Acquisition 144A 9.75% 4/1/17	820,000	836,400
Interface 10.375% 2/1/10	2,225,000	2,369,625
Intertape Polymer 8.50% 8/1/14	1,120,000	1,047,200
Koppers 9.875% 10/15/13	725,000	770,313
•NXP BV/NXP Funding 7.993% 10/15/13	755,000	718,194
Smurfit-Stone Container Enterprises 8.00% 3/15/17	995,000	993,756
Trimas 9.875% 6/15/12	2,580,000	2,663,849
		14,590,175
Consumer Cyclical – 10.77%
*#Allison Transmission 144A 11.00% 11/1/15	910,000	931,613
Carrols 9.00% 1/15/13	1,665,000	1,598,400
*Ford Motor 7.45% 7/16/31	2,745,000	2,182,275
Ford Motor Credit
7.375% 10/28/09	1,735,000	1,674,079
7.80% 6/1/12	2,240,000	2,106,612
•7.993% 1/13/12	775,000	718,106

*General Motors
6.375% 5/1/08	1,725,000	1,716,375
8.375% 7/15/33	4,925,000	4,506,375
Global Cash Access 8.75% 3/15/12	740,000	769,600
GMAC
4.375% 12/10/07	650,000	648,980
•6.808% 5/15/09	1,920,000	1,807,142
6.875% 9/15/11	3,230,000	2,979,252
6.875% 8/28/12	2,061,000	1,859,815
KB Home 8.625% 12/15/08	715,000	707,850
Lear 8.75% 12/1/16	2,895,000	2,793,675
Neiman Marcus Group PIK 9.00% 10/15/15	1,475,000	1,563,500
NPC International 9.50% 5/1/14	1,725,000	1,621,500
*#OSI Restaurant Partners 144A 10.00% 6/15/15	800,000	692,000
#TRW Automotive 144A
7.00% 3/15/14	475,000	465,500
*7.25% 3/15/17	375,000	367,031
#USI Holdings 144A 9.75% 5/15/15	1,130,000	1,002,875
		32,712,555
Consumer Non-Cyclical – 4.03%
American Achievement 8.25% 4/1/12	350,000	351,750
Aramark
8.50% 2/1/15	2,050,000	2,085,875
•8.856% 2/1/15	30,000	30,300
*Chiquita Brands International 8.875% 12/1/15	1,195,000	1,093,425
*Constellation Brands 8.125% 1/15/12	1,025,000	1,048,063
Cott Beverages USA 8.00% 12/15/11	1,514,000	1,472,365
National Beef Packing 10.50% 8/1/11	1,225,000	1,237,250
Omnicare 6.875% 12/15/15	1,150,000	1,109,750
*Pilgrim's Pride 8.375% 5/1/17	3,750,000	3,796,875
		12,225,653
Energy – 11.35%
AmeriGas Partners 7.125% 5/20/16	930,000	913,725
Chesapeake Energy
6.375% 6/15/15	940,000	916,500
6.625% 1/15/16	580,000	571,300
Compton Petroleum Finance 7.625% 12/1/13	2,625,000	2,526,562
#Dynergy Holdings 144A 7.75% 6/1/19	3,945,000	3,723,093
El Paso
6.875% 6/15/14	825,000	830,601
*7.00% 6/15/17	1,505,000	1,515,598
#El Paso Performance-Linked Trust 144A 7.75% 7/15/11	995,000	1,030,838
*#Energy Partners 144A 9.75% 4/15/14	1,475,000	1,467,625
Ferrellgas Finance Escrow 6.75% 5/1/14	640,000	633,600
Foundation Pennsylvania Coal 7.25% 8/1/14	1,405,000	1,387,438
Geophysique-Veritas
7.50% 5/15/15	210,000	215,250
*7.75% 5/15/17	870,000	900,450
#Hilcorp Energy I 144A
7.75% 11/1/15	1,205,000	1,191,444
*9.00% 6/1/16	1,475,000	1,537,688
Inergy Finance
6.875% 12/15/14	1,395,000	1,374,075
8.25% 3/1/16	490,000	514,500
Kinder Morgan Finance 5.35% 1/5/11	75,000	73,640
#Lukoil International Finance 144A 6.356% 6/7/17	105,000	101,325
Mariner Energy 8.00% 5/15/17	1,250,000	1,240,625
Massey Energy
6.625% 11/15/10	415,000	406,700
6.875% 12/15/13	1,225,000	1,163,750
#OPTI Canada 144A
7.875% 12/15/14	540,000	538,650
8.25% 12/15/14	225,000	226,688
PetroHawk Energy 9.125% 7/15/13	1,450,000	1,546,063
Plains Exploration & Production 7.00% 3/15/17	970,000	926,350
Regency Energy Partners 8.375% 12/15/13	1,040,000	1,099,800
Seitel 9.75% 2/15/14	1,525,000	1,422,063
#Stallion Oilfield Services 144A 9.75% 2/1/15	675,000	641,250

Whiting Petroleum 7.25% 5/1/13	1,470,000	1,451,625
Williams 7.50% 1/15/31	2,240,000	2,374,399
		34,463,215
Finance & Investments – 0.99%
Leucadia National 8.125% 9/15/15	1,595,000	1,616,932
#Nuveen Investments 144A 10.50% 11/15/15	1,350,000	1,350,000
Unum Group 5.859% 5/15/09	50,000	50,404
		3,017,336
Media – 8.00%
*CCH I Holdings 13.50% 1/15/14	2,300,000	2,139,000
Charter Communications Holdings 13.50% 1/15/11	4,200,000	4,168,499
Dex Media West 9.875% 8/15/13	1,600,000	1,714,000
Idearc 8.00% 11/15/16	2,815,000	2,836,113
Insight Midwest 9.75% 10/1/09	505,000	506,894
#Lamar Media 144A 6.625% 8/15/15	565,000	543,813
#LBI Media 144A 8.50% 8/1/17	730,000	740,950
Mediacom Capital 9.50% 1/15/13	2,910,000	2,924,549
#Quebecor World 144A
7.75% 3/15/16	1,500,000	1,455,000
9.75% 1/15/15	1,595,000	1,563,100
RH Donnelley
8.875% 1/15/16	875,000	879,375
#144A 8.875% 10/15/17	1,675,000	1,683,375
#Univision Communications PIK 144A 9.75% 3/15/15	1,430,000	1,408,550
WMG Acquisition 7.375% 4/15/14	1,935,000	1,726,988
		24,290,206
Real Estate – 1.42%
BF Saul REIT 7.50% 3/1/14	2,175,000	2,126,062
Host Marriott 7.125% 11/1/13	1,225,000	1,249,500
Rouse 7.20% 9/15/12	930,000	939,360
		4,314,922
Services Cyclical – 11.65%
#Cardtronics 144A 9.25% 8/15/13	1,450,000	1,406,500
Corrections Corporation of America 7.50% 5/1/11	595,000	605,413
FTI Consulting 7.625% 6/15/13	2,775,000	2,872,125
*#Galaxy Entertainment Finance 144A 9.875% 12/15/12	1,690,000	1,820,975
Gaylord Entertainment 8.00% 11/15/13	1,725,000	1,763,813
*Harrah's Operating 6.50% 6/1/16	870,000	690,531
Hertz 8.875% 1/1/14	2,845,000	2,944,574
Kansas City Southern de Mexico 9.375% 5/1/12	2,485,000	2,646,525
Kansas City Southern Railway 9.50% 10/1/08	697,000	716,168
Majestic Star Casino 9.50% 10/15/10	2,400,000	2,376,000
Mandalay Resort Group
9.375% 2/15/10	600,000	633,000
9.50% 8/1/08	1,515,000	1,560,450
#Mobile Services Group 144A 9.75% 8/1/14	1,150,000	1,161,500
*‡Northwest Airlines 10.00% 2/1/09	360,000	17,100
#Penhall International 144A 12.00% 8/1/14	700,000	719,250
#Pokagon Gaming Authority 144A 10.375% 6/15/14	3,235,000	3,590,849
Rental Service 9.50% 12/1/14	2,810,000	2,715,163
Seabulk International 9.50% 8/15/13	1,605,000	1,717,350
#Seminole Indian Tribe of Florida 144A 7.804% 10/1/20	950,000	970,919
Station Casinos 6.625% 3/15/18	1,805,000	1,439,488
Wheeling Island Gaming 10.125% 12/15/09	3,000,000	3,007,499
		35,375,192
Services Non-Cyclical – 7.16%
Allied Waste North America
*7.375% 4/15/14	690,000	700,350
7.875% 4/15/13	1,325,000	1,371,375
Casella Waste Systems 9.75% 2/1/13	2,275,000	2,331,875
#Community Health Systems 144A 8.875% 7/15/15	3,710,000	3,774,925
CRC Health 10.75% 2/1/16	3,085,000	3,285,525
Geo Subordinate 11.00% 5/15/12	820,000	844,600
#HCA PIK 144A 9.625% 11/15/16	3,610,000	3,826,600
*HealthSouth 10.75% 6/15/16	2,300,000	2,438,000
#Universal Hospital Services PIK 144A 8.50% 6/1/15	1,160,000	1,186,100
US Oncology 10.75% 8/15/14	830,000	867,350
		20,626,700
Technology & Electronics – 1.22%
Freescale Semiconductor 8.875% 12/15/14	1,600,000	1,522,000

*MagnaChip Semiconductor 8.00% 12/15/14	660,000	498,300
Sungard Data Systems
9.125% 8/15/13	750,000	768,750
*10.25% 8/15/15	885,000	927,038
		3,716,088
Telecommunications – 11.85%
‡Allegiance Telecom 11.75% 2/15/08	2,045,000	1,068,513
American Tower
7.125% 10/15/12	1,850,000	1,905,499
*#144A 7.00% 10/15/17	960,000	986,400
#Broadview Networks Holdings 144A 11.375% 9/1/12	1,030,000	1,096,950
•Centennial Communications 10.981% 1/1/13	1,535,000	1,588,725
Citizens Communications 7.125% 3/15/19	1,375,000	1,361,250
Cricket Communications 9.375% 11/1/14	1,555,000	1,551,113
#Digicel 144A 9.25% 9/1/12	1,600,000	1,648,000
•#Hellas Telecommunications Luxembourg II 144A 10.993% 1/15/15	1,445,000	1,437,775
Hughes Network Systems/Finance 9.50% 4/15/14	1,930,000	1,990,312
*Inmarsat Finance 10.375% 11/15/12	2,600,000	2,521,999
Intelsat Bermuda 11.25% 6/15/16	1,425,000	1,539,000
Level 3 Financing 9.25% 11/1/14	1,821,000	1,725,397
Lucent Technologies 6.45% 3/15/29	1,430,000	1,201,200
#MetroPCS Wireless 144A 9.25% 11/1/14	2,625,000	2,618,438
•#Nortel Networks 144A 9.493% 7/15/11	1,710,000	1,697,175
NTL Cable 9.125% 8/15/16	1,285,000	1,362,100
#PAETEC Holding 144A 9.50% 7/15/15	550,000	566,500
Qwest 7.50% 10/1/14	1,390,000	1,457,763
Qwest Capital Funding 7.25% 2/15/11	1,580,000	1,595,800
Rural Cellular
9.875% 2/1/10	1,560,000	1,634,100
•11.106% 11/1/12	475,000	486,875
Time Warner Telecom Holdings 9.25% 2/15/14	750,000	782,813
Triton PCS 8.50% 6/1/13	790,000	832,463
Windstream 8.125% 8/1/13	1,255,000	1,333,438
		35,989,598
Utilities – 4.42%
*AES 7.75% 3/1/14	750,000	753,750
#AES 144A 8.00% 10/15/17	1,105,000	1,120,194
‡#Calpine 144A 8.496% 7/15/09	1,827,925	1,937,601
Elwood Energy 8.159% 7/5/26	1,665,949	1,715,626
Midwest Generation 8.30% 7/2/09	1,323,719	1,355,157
Mirant Americas Generation 8.30% 5/1/11	1,000,000	1,016,250
Mirant North America 7.375% 12/31/13	1,465,000	1,492,469
NRG Energy 7.375% 2/1/16	2,385,000	2,384,999
Orion Power Holdings 12.00% 5/1/10	1,490,000	1,653,900
		13,429,946
Total Corporate Bonds (cost $260,984,072)		260,209,693

«Senior Secured Loans – 11.68%
Allied Waste North America 7.73% 3/28/14	250,000	245,500
Aramark
7.08% 1/26/14	786,995	769,941
7.485% 1/26/14	23,005	22,507
Bausch & Lomb 8.34% 4/11/15	980,000	983,016
Building Materials 8.256% 2/22/14	625,000	568,750
Community Health Systems
7.61% 7/2/14	938,128	919,366
7.61% 8/25/14	61,872	60,634
Cricket Communications 7.94% 6/16/13	274,306	271,413
DaimlerChrysler
11.01% 7/1/12	875,000	876,698
13.51% 7/1/13	700,000	691,831
Dynegy Holdings 7.65% 4/2/13	1,540,000	1,491,875
Energy Futures Holdings
7.565% 10/10/14	3,430,000	3,432,640
8.39% 10/10/14	2,755,000	2,754,999
Ford Motor 8.36% 11/29/13	1,053,272	1,013,943
Freescale Semiconductor 7.37% 12/1/13	805,000	773,166
General Motors 7.745% 11/17/13	744,375	730,005
Georgia Pacific Term Tranche Loan B 7.115% 12/22/12	774,121	756,703
Goodyear Tire 2nd Lien 7.47% 4/30/14	915,000	889,266

Idearc 7.35% 11/1/14	324,183	319,929
Jarden 7.67% 1/24/12	750,000	735,375
MacDermid 7.45% 4/12/14	220,695	216,282
MetroPCS Wireless 9.70% 2/20/14	790,000	776,175
Michaels Stores 7.625% 10/11/13	1,554,359	1,487,018
NE Energy 7.87% 11/1/13	292,456	282,220
Rental Services 2nd Lien 8.87% 11/21/13	700,000	684,250
Solar Capital 7.53% 2/11/13	650,000	642,054
Spirit Finance 8.36% 5/23/13	625,000	583,334
Stallion Oilfield Services 10.86% 6/12/13	775,000	763,375
Surgical Care Affiliates 8.31% 12/29/14	249,375	240,023
Talecris Biotherapeutics 2nd Lien 11.85% 12/6/14	960,000	960,000
Telesat Canada 9.00% 2/14/08	2,650,000	2,610,250
Time Warner Telecom Holdings 7.62% 1/7/13	814,121	801,909
Tribune
8.49% 5/17/09	350,000	346,554
8.698% 5/30/14	475,000	442,386
United Airlines 7.375% 2/1/14	425,000	407,824
Univision Communications 7.60% 9/15/14	1,725,000	1,637,672
US Airways Group 8.05% 3/23/14	375,000	359,259
Wimar Opco Finance 7.86% 1/3/12	325,000	318,806
Wind Acquisition 12.61% 12/7/11	2,594,567	2,620,512
Windstream Term Loan B 8.36% 7/17/13	997,500	992,283
Total Senior Secured Loans (cost $35,661,487)		35,479,743

U.S. Treasury Obligations – 0.05%
*U.S. Treasury Notes 4.75% 8/15/17	140,000	143,128
Total U.S. Treasury Obligations (cost $140,186)		143,128

	Number of
	Shares
Common Stock – 0.51%
=@†ÕAvado Brands	9,305	0
†Century Communications	2,925,000	2,413
†Foster Wheeler	1	111
†Mirant	1,301	55,110
†Northwest Airlines	1,247	23,134
=@†ÕPort Townsend	2,335	1,457,040
†USGen	1,700,000	0
Total Common Stock (cost $2,493,633)		1,537,808

Convertible Preferred Stock – 0.49%
General Motors 5.25% 3/6/32 exercise price $64.90, expiration date 3/6/32	31,450	696,303
Lucent Technologies Capital Trust I 7.75% 3/15/17 exercise price $24.80, expiration date 3/15/17	810	784,688
Total Convertible Preferred Stock (cost $1,412,863)		1,480,991

Warrant – 0.00%
†#Solutia 144A, exercise price $7.59, expiration date 7/15/09	4,410	0
Total Warrant (cost $367,920)		0

Total Value of Securities Before Securities Lending Collateral – 102.10%
(cost $312,250,161)		310,041,363

Securities Lending Collateral** – 8.86%
Investment Companies
Mellon GSL DBT II Collateral Fund	26,891,686	26,891,686
Total Securities Lending Collateral (cost $26,891,686)		26,891,686

Total Value of Securities – 110.96%
(cost $339,141,847)		336,933,049©
Obligation to Return Securities Lending Collateral** – (8.86%)		(26,891,686)
Liabilities Net of Receivables and Other Assets (See Notes) – (2.10%)		(6,391,048)
Net Assets Applicable to 91,352,128 Shares Outstanding – 100.00%		$303,650,315

•Variable rate security. The rate shown is the rate as of October 31, 2007.
=Security is being fair valued in accordance with the Fund's fair valuation policy. At October 31, 2007, the aggregate amount of fair valued securities equaled $1,457,040, which represented 0.48% of the Fund’s net assets. See Note 1 in "Notes."
@Illiquid security. At October 31, 2007, the aggregate amount of illiquid securities equaled $1,457,040, which represented 0.48% of the Fund’s net assets. See Note 5 in “Notes.”
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2007, the aggregate amount of Rule 144A securities equaled $64,528,250, which represented 21.25% of the Fund’s net assets. See Note 5 in “Notes.”

≠The rate shown is the effective yield as of the time of purchase.
*Fully or partially on loan.
‡Non-income producing security. Security is currently in default.
†Non-income producing security for the period ended October 31, 2007.
*Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
ÕRestricted Security. Investment in a security not registered under the Securities Act of 1933. This security has certain restrictions on resale which may limit its liquidity. At October 31, 2007, the aggregate amount of the restricted securities equals $1,457,040 or 0.48% of the Fund's net assets. See Note 5 in "Notes."
**See note 4 in “Notes.”
©Includes $26,168,408 of securities loaned.

Summary of Abbreviations:
CDS – Credit Default Swap
PIK – Pay-in-Kind
REIT – Real Estate Investment Trust

The following swap contract was outstanding at October 31, 2007:

Swap Contract1

Credit Default Swap Contract

Swap Counterparty &	Notional	Annual Protection	Termination	Unrealized
Referenced Obligation	Amount	Payments	Date	Depreciation
Protection Sold:
Lehman Brothers
Residential Capital 1yr CDS	$(725,000)	8.75%	9/20/08	$(86,285)
				$(86,285)

The use of swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in ”Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Income Funds - Delaware Delchester Fund (Fund).

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities, credit default swap contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates value. Securities lending collateral, which is invested in investment companies, is valued at amortized cost, which approximates market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on January 31, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At October 31, 2007, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2007, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$339,683,117
Aggregate unrealized appreciation	$4,107,716
Aggregate unrealized depreciation	(6,857,784)
Net unrealized depreciation	$(2,750,068)

For federal income tax purposes, at July 31, 2007, capital loss carryforwards of $632,013,200 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $116,446,115 expires in 2008, $284,053,994 expires in 2009, $211,481,773 expires in 2010 and $20,031,318 expires in 2011.

3. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and credit default swap (CDS) contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended October 31, 2007, the Fund entered into CDS contracts as a seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a Credit Event or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At October 31, 2007, the market value of securities on loan was $26,168,408, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Schedule of investments under the caption "Securities Lending Collateral."

5. Credit and Market Risk
The Fund invest a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Extended Duration Bond Fund

October 31, 2007

		Principal	Value
		Amount*	(U.S.$)
Agency Collateralized Mortgage Obligation – 1.07%
Freddie Mac Reference Series R008 ZA 6.00% 7/15/36	USD	2,947,462	$2,901,758
Total Agency Collateralized Mortgage Obligation (cost $2,727,644)			2,901,758

Commercial Mortgage-Backed Securities – 1.99%
•Bank of America Commercial Mortgage Securities
Series 2004-3 A5 5.494% 6/10/39		665,000	666,357
Series 2005-6 AM 5.353% 9/10/47		315,000	306,252
Bear Stearns Commercial Mortgage Securities
#Series 2004-ESA E 144A 5.064% 5/14/16		260,000	261,916
•Series 2007-T28 A4 5.742% 9/11/42		740,000	743,354
•Citigroup Commercial Mortgage Trust Series 2007-C6 A4 5.889% 12/10/49		440,000	443,083
•#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18		610,000	637,537
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9 A2 5.134% 5/15/47		750,000	725,576
#Merrill Lynch Mortgage Investors Series 1998-C3 G 144A 6.00% 12/15/30		500,000	397,912
Merrill Lynch Mortgage Trust
#Series 2002-MW1 J 144A 5.695% 7/12/34		110,000	100,128
Series 2005-CIP1 A2 4.96% 7/12/38		50,000	49,720
•Morgan Stanley Capital I
#Series 1999-FNV1 G 144A 6.12% 3/15/31		155,000	153,702
Series 2007-T27 A4 5.803% 6/13/42		715,000	718,372
#Tower Series 2004-2A A 144A 4.232% 12/15/14		195,000	190,895
Total Commercial Mortgage-Backed Securities (cost $5,456,638)			5,394,804

Convertible Bonds – 0.47%
•U.S. Bancorp 3.838% 9/20/36 exercise price $38.28, expiration date 9/20/36		800,000	797,200
*•Wyeth 4.886% 1/15/24 exercise price $60.09, expiration date 1/15/24		450,000	482,517
Total Convertible Bonds (cost $1,283,140)			1,279,717

Corporate Bonds – 76.47%
Banking – 11.45%
American Express Centurion 5.55% 10/17/12		3,910,000	3,952,020
•BAC Capital Trust XV 6.38% 6/1/56		725,000	679,208
•#Banco Mercantil Del Norte 144A 6.862% 10/13/21		625,000	635,438
Bancolombia 6.875% 5/25/17		285,000	277,733
Bank of America 5.49% 3/15/19		3,000,000	2,910,903
Citigroup
*5.875% 5/29/37		1,270,000	1,210,186
6.875% 2/15/98		750,000	766,581
Citigroup Capital III 7.625% 12/1/36		581,000	650,737
^Dresdner Bank 6.04% 1/24/08		1,270,000	1,322,388
HSBC Holdings 6.50% 9/15/37		1,890,000	1,878,683
#ICICI Bank 144A 6.625% 10/3/12		915,000	923,278
JPMorgan Chase
5.75% 1/2/13		495,000	504,341
9.60% 11/14/10		700,000	700,000
JPMorgan Chase Capital XXV 6.80% 10/1/37		3,970,000	3,978,253
#Northern Rock 144A
5.625% 6/22/17		1,690,000	1,712,568
•6.594% 6/29/49		1,630,000	1,306,174
Popular North America Capital Trust I 6.564% 9/15/34		1,460,000	1,260,557
Silicon Valley Bank 5.70% 6/1/12		1,150,000	1,151,535
Sovereign Capital Trust VI 7.908% 6/13/36		400,000	412,671
•#United Overseas Bank 144A 5.375% 9/3/19		305,000	295,183
*Washington Mutual 5.25% 9/15/17		530,000	461,429
Wells Fargo 5.25% 10/23/12		1,950,000	1,955,934
Wells Fargo Capital X 5.95% 12/15/36		2,230,000	2,102,894
			31,048,694
Basic Industry – 3.31%
Georgia-Pacific 9.50% 12/1/11		250,000	265,000
#GTL Trade Finance 144A 7.25% 10/20/17		540,000	547,841
IMC Global Holdings 7.375% 8/1/18		200,000	197,500

Ispat Inland 9.75% 4/1/14	380,000	413,798
*Lubrizol 6.50% 10/1/34	835,000	837,578
#MacDermid 144A 9.50% 4/15/17	485,000	465,600
Norske Skog Canada 8.625% 6/15/11	875,000	695,625
#Norske Skogindustrier 144A 7.125% 10/15/33	1,055,000	920,189
Placer Dome 6.45% 10/15/35	675,000	667,813
Rohm & Haas 5.60% 3/15/13	727,000	728,060
#Ryerson 144A 12.00% 11/1/15	845,000	872,463
#Sappi Papier Holding 144A 6.75% 6/15/12	1,750,000	1,720,249
Southern Copper 7.50% 7/27/35	590,000	644,575
		8,976,291
Brokerage – 2.89%
E Trade Financial 8.00% 6/15/11	495,000	472,725
#FMR 144A 7.57% 6/15/29	350,000	416,331
Goldman Sachs Group 6.75% 10/1/37	4,230,000	4,259,584
Jefferies Group 6.45% 6/8/27	1,185,000	1,117,783
LaBranche
9.50% 5/15/09	595,000	606,900
11.00% 5/15/12	400,000	398,000
Lazard Group 6.85% 6/15/17	565,000	559,284
		7,830,607
Capital Goods – 1.97%
*Caterpillar 6.05% 8/15/36	815,000	832,315
Honeywell International
5.70% 3/15/36	300,000	291,158
5.70% 3/15/37	520,000	507,297
KB HOME 8.625% 12/15/08	650,000	643,500
Martin Marietta Materials 6.25% 5/1/37	1,405,000	1,349,369
#Siemens Finance 144A 6.125% 8/17/26	860,000	870,659
Tyco International Group 6.875% 1/15/29	830,000	843,844
		5,338,142
Communications – 9.83%
AT&T
6.50% 9/1/37	7,200,000	7,620,421
*8.00% 11/15/31	379,000	471,805
AT&T Wireless Services 8.75% 3/1/31	1,720,000	2,230,429
*CCH I Holdings 13.50% 1/15/14	655,000	609,150
Comcast 6.95% 8/15/37	6,490,000	6,967,767
Liberty Media 8.50% 7/15/29	280,000	280,572
News America
6.20% 12/15/34	755,000	734,317
7.30% 4/30/28	700,000	759,189
Telefonos de Mexico 5.50% 1/27/15	600,000	595,500
THOMSON 5.70% 10/1/14	2,150,000	2,150,598
#Time Warner Cable 144A 6.55% 5/1/37	2,250,000	2,275,621
Triton PCS 8.50% 6/1/13	1,105,000	1,164,394
Vodafone Group 7.875% 2/15/30	400,000	470,376
Windstream 8.125% 8/1/13	305,000	324,063
		26,654,202
Consumer Cyclical – 9.85%
*#Allison Transmission 144A 11.00% 11/1/15	823,000	842,546
CVS Caremark
4.875% 9/15/14	635,000	608,941
5.75% 6/1/17	2,090,000	2,083,048
DaimlerChrysler North America 8.50% 1/18/31	600,000	764,548
Darden Restaurants 6.20% 10/15/17	1,500,000	1,526,096
Disney (Walt) 7.55% 7/15/93	1,920,000	2,285,210
Macy’s Retail Holdings 5.90% 12/1/16	1,145,000	1,095,004
*Ford Motor 7.45% 7/16/31	1,215,000	965,925
Ford Motor Credit
7.80% 6/1/12	830,000	780,575
*8.00% 12/15/16	310,000	287,445
FTI Consulting 7.75% 10/1/16	270,000	283,500
*#Galaxy Entertainment Finance 144A 9.875% 12/15/12	315,000	339,413
*General Motors 8.375% 7/15/33	2,515,000	2,301,224
GMAC 6.875% 9/15/11	365,000	336,665
*Harrah's Operating 6.50% 6/1/16	365,000	289,706
Lear 8.75% 12/1/16	1,470,000	1,418,550
McDonald's 6.30% 10/15/37	1,685,000	1,725,182
Penney (J.C.)
6.375% 10/15/36	420,000	401,856
7.625% 3/1/97	1,480,000	1,507,405

#Seminole Indian Tribe of Florida 144A 7.804% 10/1/20		425,000	434,359
*Starwood Hotels & Resorts Worldwide 6.25% 2/15/13		130,000	130,581
Target 6.50% 10/15/37		1,180,000	1,199,487
Wal-Mart Stores
5.25% 9/1/35		2,175,000	1,930,004
6.50% 8/15/37		3,000,000	3,165,707
			26,702,977
Consumer Non-Cyclical – 13.20%
#AmBev International Finance 144A 9.50% 7/24/17	BRL	1,500,000	779,986
AmerisourceBergen
5.625% 9/15/12	USD	525,000	528,976
5.875% 9/15/15		450,000	447,646
#Amgen 144A 6.375% 6/1/37		1,952,000	1,980,622
Bristol-Myers Squibb 5.875% 11/15/36		2,260,000	2,225,910
#Cargill 144A
6.125% 4/19/34		1,000,000	985,796
6.125% 9/15/36		550,000	541,895
Coca-Cola 5.35% 11/15/17		1,520,000	1,512,376
#Covidien International Finance 144A 6.55% 10/15/37		1,630,000	1,666,065
Diageo Capital
5.20% 1/30/13		1,445,000	1,439,694
5.75% 10/23/17		1,345,000	1,340,532
Genentech 5.25% 7/15/35		800,000	728,897
#HCA 144A
9.125% 11/15/14		190,000	197,125
PIK 9.625% 11/15/16		430,000	455,800
Health Net 6.375% 6/1/17		1,025,000	1,017,523
HealthSouth 10.75% 6/15/16		550,000	583,000
Kraft Foods 7.00% 8/11/37		1,930,000	2,103,449
Kroger 6.40% 8/15/17		2,140,000	2,230,509
Merck 5.75% 11/15/36		815,000	801,409
Procter & Gamble 5.55% 3/5/37		1,200,000	1,181,957
Safeway 6.35% 8/15/17		900,000	933,393
Schering-Plough 6.00% 9/15/17		5,038,000	5,133,651
Teva Pharmaceuticals Finance 6.15% 2/1/36		550,000	543,186
US Oncology 9.00% 8/15/12		500,000	503,750
UST 6.625% 7/15/12		535,000	565,545
Wyeth
5.95% 4/1/37		3,600,000	3,572,575
*6.00% 2/15/36		1,795,000	1,783,919
			35,785,186
Electric – 4.26%
Alabama Power 5.875% 12/1/22		925,000	937,064
Commonwealth Edison 6.15% 9/15/17		1,265,000	1,293,592
Connecticut Light & Power 6.35% 6/1/36		820,000	827,201
Consolidated Edison 6.30% 8/15/37		500,000	516,186
•FPL Group Capital 6.65% 6/15/67		550,000	545,569
#Indianapolis Power & Light 144A 6.05% 10/1/36		1,115,000	1,073,312
Pacific Gas & Electric 5.80% 3/1/37		1,735,000	1,719,616
PacifiCorp 5.75% 4/1/37		3,000,000	2,899,593
Pepco Holdings 6.125% 6/1/17		565,000	574,413
PSEG Power 5.50% 12/1/15		890,000	874,398
PSI Energy 8.85% 1/15/22		230,000	286,373
			11,547,317
Energy – 3.16%
Devon Energy 7.95% 4/15/32		435,000	533,648
Husky Energy 6.80% 9/15/37		770,000	809,329
#Lukoil International Finance 144A 6.356% 6/7/17		100,000	96,500
#Ras Laffan Liquefied Natural Gas III 144A 5.838% 9/30/27		1,970,000	1,856,416
SEACOR Holdings 7.20% 9/15/09		240,000	245,388
Sibneft 10.75% 1/15/09		475,000	502,265
Suncor Energy 6.50% 6/15/38		2,390,000	2,510,308
#TAQA Abu Dhabi 144A 6.165% 10/25/17		750,000	749,485
TNK-BP Finance
6.625% 3/20/17		725,000	658,967
#144A 6.625% 3/20/17		300,000	274,875
Tyumen Oil 11.00% 11/6/07		330,000	331,650
			8,568,831

Finance Companies – 4.85%
*•American Express 6.80% 9/1/66	1,540,000	1,581,475
#Capmark Financial Group 144A 6.30% 5/10/17	3,250,000	2,662,316
General Electric Capital 6.75% 3/15/32	6,000,000	6,716,964
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	1,045,000	1,027,057
International Lease Finance 5.875% 5/1/13	815,000	826,800
#Mantis Reef 144A 4.799% 11/3/09	340,000	339,775
		13,154,387
Insurance – 3.89%
American International Group 6.25% 5/1/36	965,000	989,059
#Max USA Holdings 144A 7.20% 4/14/17	870,000	853,942
MetLife 5.70% 6/15/35	420,000	390,614
Montpelier Re Holdings 6.125% 8/15/13	465,000	463,645
#Mutual of Omaha Insurance 144A 6.80% 6/15/36	2,805,000	2,863,708
w#Stingray Pass Through Trust 144A 5.902% 1/12/15	1,200,000	918,000
Unitrin 6.00% 5/15/17	1,725,000	1,694,667
WellPoint 5.00% 12/15/14	1,360,000	1,309,713
•#White Mountains Re Group 144A 7.506% 5/29/49	1,105,000	1,048,044
		10,531,392
Natural Gas – 3.18%
Boston Gas 6.95% 12/1/23	200,000	209,108
Centerpoint Energy Resource
6.125% 11/1/17	365,000	366,647
6.625% 11/1/37	540,000	543,651
Enterprise Products Operating
5.60% 10/15/14	1,170,000	1,158,659
•8.375% 8/1/66	730,000	761,065
ONEOK Partners 6.85% 10/15/37	2,500,000	2,620,443
TransCanada Pipelines 6.20% 10/15/37	1,695,000	1,705,760
Valero Energy 6.625% 6/15/37	1,230,000	1,270,591
		8,635,924
Real Estate – 0.41%
Regency Centers 5.875% 6/15/17	1,140,000	1,111,466
		1,111,466
Technology – 1.19%
Freescale Semiconductor 8.875% 12/15/14	20,000	19,025
International Business Machines 7.125% 12/1/96	100,000	112,592
SunGard Data Systems 10.25% 8/15/15	530,000	555,175
Xerox
5.50% 5/15/12	440,000	440,567
6.75% 2/1/17	2,000,000	2,091,398
		3,218,757
Transportation – 3.03%
*Burlington North Santa Fe 5.65% 5/1/17	1,155,000	1,144,555
Continental Airlines 6.503% 6/15/11	725,000	729,531
#DP World 144A 6.85% 7/2/37	330,000	332,346
#Erac USA Finance 144A 7.00% 10/15/37	4,727,000	4,666,041
Hertz 8.875% 1/1/14	1,300,000	1,345,500
		8,217,973
Total Corporate Bonds (cost $207,251,637)		207,322,146

Municipal Bonds – 1.63%
Buckeye, Ohio Tobacco Asset Settlement Financing Authority Revenue Series A-2 5.875% 6/1/47	350,000	339,791
California State 5.00% 2/1/33	180,000	181,822
California State University Systemwide Revenue Series A 5.00% 11/1/30 (AMBAC)	600,000	621,815
Illinois State Taxable Pension 5.10% 6/1/33	355,000	337,428
New York State Urban Development Series A-1 5.25% 3/15/34 (FGIC)	295,000	308,620
Oregon State Taxable Pension 5.892% 6/1/27	410,000	429,049
West Virginia Economic Development Authority 5.37% 7/1/20 (MBIA)	60,000	59,377
West Virginia Tobacco Settlement Finance Authority 7.467% 6/1/47	2,005,000	1,965,641
Wisconsin State General Taxable Revenue Series A 5.70% 5/1/26 (FSA)	170,000	172,788
Total Municipal Bonds (cost $4,444,253)		4,416,331

Non-Agency Asset-Backed Securities – 1.45%
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	550,000	557,150
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39	1,505,000	1,524,929
Discover Card Execution Note Trust Series 2007-A1 A1 5.65% 3/16/20	960,000	958,282
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	190,000	191,632
Mid-State Trust
Series 11 A1 4.864% 7/15/38	55,042	51,591
Series 2005-1 A 5.745% 1/15/40	141,409	133,565

RSB Bondco Series 2007-A A2 5.72% 4/1/18		510,000	518,881
#Sharp Net Interest Margin Trust Series 2004-2N Note 144A 7.00% 1/25/34		2,242	1,009
Total Non-Agency Asset-Backed Securities (cost $3,909,281)			3,937,039

Regional Agency – 0.25%
Queensland Treasury 6.00% 10/14/15	AUD	$762,000	679,132
Total Regional Agency (cost $587,388)			679,132

Regional Authority– 0.20%
Quebec Province 5.00% 12/1/15	CAD	490,000	529,504
Total Regional Authority (cost $442,627)			529,504

«Senior Secured Loans – 11.13%
Allied Waste North America 7.73% 3/28/14	USD	250,000	245,500
Aramark 7.08% 1/26/14		700,000	684,831
AWAS 2nd Lien 11.44% 3/21/13		698,238	687,765
Bausch & Lomb 8.34% 4/11/15		915,000	917,816
Coffeyville Resources
Credit Linked Deposits 5.26% 12/28/10		97,297	96,932
Tranche D 8.365% 12/28/13		498,942	497,385
Community Health Systems
Tranche B 7.61% 7/2/14		1,407,193	1,379,049
Tranche DD 7.61% 8/25/14		92,807	90,951
Cricket Communications Tranche B1 7.94% 6/16/13		249,369	246,739
DaimlerChrysler
2nd Lien 13.51% 7/1/13		1,150,000	1,136,580
Tranche B 11.01% 7/1/12		900,000	901,746
Delphi 2nd Lien 8.11% 12/31/07		200,000	199,858
Douglas Dynamics Tranche B 7.61% 5/21/13		398,000	380,090
Dynegy Holdings 7.65% 4/2/13		950,000	920,313
Energy Futures Holdings
7.565% 10/10/14		600,000	600,462
8.39% 10/10/14		1,600,000	1,600,000
First Data 8.90% 9/24/14		305,000	295,210
Ford Motor Tranche B 8.36% 11/29/13		1,110,827	1,069,349
*General Motors 7.745% 11/17/13		1,032,025	1,012,102
HCA 7.614% 11/17/13		700,000	684,716
Healthsouth 8.62% 3/10/13		458,332	451,602
Idearc Tranche B 7.35% 11/1/14		1,697,487	1,675,207
Jarden 7.67% 1/24/12		700,000	690,666
Lyondell Chemical 7.11% 8/16/13		693,000	690,273
MacDermid 7.45% 4/12/14		99,749	97,754
MetroPCS Wireless 9.70% 2/20/14		700,000	687,750
NE Energy
7.985% 11/1/13		53,083	51,225
Tranche B 7.87% 11/1/13		739,373	713,495
PTS Acquisition 8.49% 4/10/14		700,000	674,625
Qwest Communications Tranche B 6.95% 6/30/10		1,400,000	1,440,250
Solar Capital 7.53% 2/11/13		535,000	528,460
Stallion Oilfield Services Tranche B 10.86% 6/12/13		750,000	738,750
Talecris Biotherapeutics 2nd Lien 11.85% 12/6/14		800,000	800,000
Telesat Canada
8.21% 9/1/14		1,236,000	1,223,640
9.00% 2/14/08		960,000	945,600
Time Warner Telecom Holdings 7.62% 1/7/13		349,121	343,884
Tribune
8.49% 5/17/09		300,000	297,046
8.698% 5/30/14		400,000	372,536
United Airlines 7.375% 2/1/14		398,000	381,915
Univision Communications 7.60% 9/15/14		1,300,000	1,234,188
US Airways Group 8.05% 3/23/14		375,000	359,259
Visteon Tranche B 8.61% 6/13/13		300,000	285,984
Windstream Tranche B 6.86% 7/17/13		1,862,825	1,853,081
Total Senior Secured Loans (cost $30,194,268)			30,184,584

Sovereign Debt– 0.74%
Canada – 0.09%
Canadian Government 4.00% 6/1/17	CAD	224,000	231,281
			231,281
Finland – 0.07%
Republic of Finland 4.75% 2/21/12	NOK	1,060,000	194,444
			194,444

Mexico – 0.09%
Mexican Bonos 8.00% 12/17/15	MXN	2,604,000	246,003
			246,003
United Kingdom – 0.49%
U.K. Treasury 8.00% 9/27/13	GBP	555,000	1,328,594
			1,328,594
Total Sovereign Debt (cost $1,889,709)			2,000,322

Supranational Banks– 0.26%
European Investment Bank 6.00% 7/15/09	NZD	921,000	682,626
Inter-American Development Bank 1.90% 7/8/09	JPY	1,000,000	8,816
Total Supranational Banks (cost $680,284)			691,442

U.S. Treasury Obligations– 4.13%
*U.S. Treasury Bonds 4.75% 2/15/37	USD	6,909,000	6,907,383
U.S. Treasury Inflation Index Bonds
*2.00% 1/15/26		1,246,668	1,204,496
*¥2.375% 1/15/27		1,685,799	1,729,789
U.S. Treasury Inflation Index Notes
*2.375% 1/15/17		793,924	811,105
¥2.50% 7/15/16		77,220	79,778
U.S. Treasury Notes
3.875% 10/31/12		450,000	444,375
4.75% 8/15/17		25,000	25,559
Total U.S. Treasury Obligations (cost $11,104,623)			11,202,485

		Number of
		Shares
Convertible Preferred Stock– 0.55%
General Motors 5.25% exercise price $64.90, expiration date 3/6/32		35,000	774,900
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17		730	707,188
Total Convertible Preferred Stock (cost $1,442,885)			1,482,088

Preferred Stock– 0.08%
Nexen 7.35%		8,710	215,137
Total Preferred Stock (cost $217,750)			215,137

Warrant– 0.00%
†#Solutia144A, exercise price $7.59, expiration date 7/15/09		550	0
Total Warrant (cost $46,787)			0

Total Value of Securities Before Securities Lending Collateral – 100.42%
(cost $271,678,914)			272,236,489
Securities Lending Collateral** – 7.31%
Investment Companies
Mellon GSL DBT II Collateral Fund		19,807,629	19,807,629
Total Securities Lending Collateral (cost $19,807,629)			19,807,629

Total Value of Securities – 107.73%
(cost $291,486,543)			292,044,118©
Obligation to Return Securities Lending Collateral** – (7.31%)			(19,807,629)
Liabilities Net of Receivables and Other Assets (See Notes) – (0.42%)			(1,134,455)
Net Assets Applicable to 48,684,134 Shares Outstanding – 100.00%			$271,102,034

*Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
MXN – Mexican Peso
NOK – Norwegian Kroner
NZD – New Zealand Dollar
USD – United States Dollar

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2007, the aggregate amount of Rule 144A securities equaled $41,881,749, which represented 15.45% of the Fund’s net assets. See Note 7 in "Notes."
tPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally:(i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
•Variable rate security. The rate shown is the rate as of October 31, 2007.
¥Fully or partially pledged as collateral for financial futures contracts.
^Zero coupon security. The rate shown is the yield at the time of purchase.
†Non-income producing security for the period ended October 31, 2007.
*Fully or partially on loan.
**See Note 6 in “Notes.”
©Includes $19,340,198 of securities loaned.

Summary of Abbreviations:
AMBAC – Insured by the AMBAC Assurance Corporation
CDS – Credit Default Swap
FGIC – Insured by the Financial Guaranty Insurance Company
FSA – Insured by Financial Security Assurance
MBIA – Insured by the Municipal Bond Insurance Association
yr – year

The following foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts, and swap contracts were outstanding at October 31, 2007:

Foreign Currency Exchange Contracts1

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	439,054	USD	(387,000)	12/31/07	$ 20,503
CAD	1,232,236	EUR	(895,000)	12/31/07	7,496
CAD	(1,247,850)	USD	1,308,952	12/31/07	(12,578)
EUR	(55,000)	USD	79,154	12/31/07	(581)
EUR	487,834	USD	(689,758)	11/30/07	17,275
EUR	639,185	USD	(905,272)	11/30/07	21,120
GBP	(637,700)	USD	1,312,259	12/31/07	(10,954)
JPY	(65,110,000)	USD	567,091	11/30/07	648
JPY	56,711,638	USD	(497,471)	11/30/07	(4,091)
MXN	(3,221,341)	USD	301,088	11/05/07	(972)
NOK	1,852,882	USD	(336,270)	11/30/07	8,834
NOK	477,543	USD	(86,716)	11/30/07	2,229
NZD	(524,101)	USD	387,000	12/31/07	(14,591)
					$34,338

Futures Contracts[2]
					Unrealized
	Contracts	Notional Cost	Notional		Appreciation
	to Buy (Sell)	(Proceeds)	Value	Expiration Date	(Depreciation)
(942)	U.S. Treasury 10 yr Notes	$(102,689,348)	$(103,634,719)	12/31/07	$ (945,371)
1,282	U.S. Treasury Long Bond	142,961,191	144,345,188	12/31/07	1,383,997
					$ 438,626

Swap Contracts3

Index Swap

			Unrealized
Notional Amount	Expiration Date	Description	Depreciation
$1,400,000	12/31/07	Agreement with Bank of America to receive the notional amount multiplied by the return on the BOFA 10 yr Commercial MBS Index AAA adjusted by a spread of 0.15% and to pay the notional amount multiplied by the fixed rate of 6.78%.	$(47,127)

Credit Default Swap Contracts

				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)

Protection Purchased:
Goldman Sachs
Best Buy
5 yr CDS	$889,000	0.60%	9/20/12	$ 1,108
10 yr CDS	445,000	0.98%	9/20/17	555
Rohm & Haas 5.5 yr CDS	727,000	0.37%	3/20/13	(2,630)
JPMorgan Chase Bank
Embarq 7 yr CDS	1,155,000	0.77%	9/20/14	12,517
Merrill Lynch 5 yr CDS	470,000	0.58%	12/20/12	5,525
Lehman Brothers
Capmark Financial
5 yr CDS	400,000	1.65%	9/20/12	30,867
5 yr CDS	985,000	2.42%	9/20/12	46,153
5 yr CDS	1,970,000	4.25%	9/20/12	(49,613)
Gannet 7 yr CDS	672,000	0.88%	9/20/14	(1,508)
Home Depot 5 yr CDS	1,000,000	0.50%	9/20/12	703
New York Times 7 yr CDS	672,000	0.75%	9/20/14	239
Sara Lee 7 yr CDS	672,000	0.60%	9/20/12	(8,963)
V.F 5 yr CDS	1,477,500	0.40%	9/20/12	(11,827)
Washington Mutual 4 yr CDS	425,000	0.85%	9/20/11	11,341
				$ 34,467
Protection Sold:
Goldman Sachs
Residential Capital
1 yr CDS	$453,000	8.25%	9/20/08	$(55,569)
1 yr CDS	230,000	8.75%	9/20/08	(27,373)
Lehman Brothers
Best Buy
5 yr CDS	444,500	0.61%	9/20/12	(411)
10 yr CDS	222,500	0.99%	9/20/17	(111)
Reynolds American 5 yr CDS	1,344,000	1.00%	9/20/12	21,318
				$(62,146)

The use of foreign currency exchange contracts, foreign cross currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”
2See Note 4 in “Notes.”
3See Note 5 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Income Funds - Delaware Extended Duration Bond Fund (Fund).

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in investment companies, is valued at amortized cost, which approximates value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, total return swap contracts, spread contracts, and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on January 31, 2008. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At October 31, 2007, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2007, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$291,922,865
Aggregate unrealized appreciation	4,164,322
Aggregate unrealized depreciation	(4,043,069)
Net unrealized appreciation	$ 121,253

For federal income tax purposes, at July 31, 2007, capital loss carryforwards of $3,707,052 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $807,298 expires in 2014 and $2,899,754 expires in 2015.

3. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Schedule of Investments.

4. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Schedule of Investments.

5. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and credit default swaps (CDS) contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (the purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended October 31, 2007, the Fund entered into CDS contracts as a purchaser of protection and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized gains or losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a Credit Event or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

6. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At October 31, 2007, the market value of securities on loan was $19,340,198, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Schedule of Investments under the caption "Securities Lending Collateral."

7. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by Standard and Poor’s Rating Group and/or Ba or lower by Moody’s Investor Services, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. As of October 31, 2007, no securities have been determined be illiquid under the Fund’s Liquidity procedures. Rule 144A securities have been identified on the Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware High-Yield Opportunities Fund

October 31, 2007

	Principal
	Amount	Value
	(U.S.$)	(U.S.$)
Corporate Bonds – 85.02%
Basic Industry – 6.79%
*AK Steel 7.75% 6/15/12	$665,000	$681,625
*#Algoma Acquisition 144A 9.875% 6/15/15	325,000	289,250
Bowater 9.00% 8/1/09	225,000	221,625
Freeport McMoRan Copper & Gold 8.25% 4/1/15	540,000	584,550
Georgia-Pacific
7.70% 6/15/15	490,000	485,100
8.875% 5/15/31	970,000	974,850
#GTL Trade Finance 144A 7.25% 10/20/17	350,000	355,082
Hexion US Finance 9.75% 11/15/14	810,000	893,025
*#Ineos Group Holdings 144A 8.50% 2/15/16	500,000	477,500
Lyondell Chemical
8.00% 9/15/14	705,000	784,313
8.25% 9/15/16	245,000	281,138
10.50% 6/1/13	75,000	81,188
#MacDermid 144A 9.50% 4/15/17	1,055,000	1,012,799
#Momentive Performance Materials 144A 9.75% 12/1/14	910,000	891,800
Norske Skog Canada Paper 8.625% 6/15/11	855,000	679,725
†Port Townsend Paper 11.00% 8/15/12	456,000	456,000
Potlatch 13.00% 12/1/09	850,000	959,398
•#Ryerson 144A 12.574% 11/1/14	500,000	512,500
#Steel Dynamics 144A
6.75% 4/1/15	400,000	385,000
7.375% 11/1/12	250,000	251,250
Tube City IMS 9.75% 2/1/15	295,000	291,313
Verso Paper Holdings 9.125% 8/1/14	450,000	466,875
Witco 6.875% 2/1/26	365,000	301,581
		12,317,487
Brokerage – 1.57%
E Trade Financial 8.00% 6/15/11	720,000	687,600
#HUB International Holdings 144A 10.25% 6/15/15	400,000	372,000
LaBranche
*9.50% 5/15/09	825,000	841,500
11.00% 5/15/12	955,000	950,225
		2,851,325
Capital Goods – 4.88%
Berry Plastics Holding 8.875% 9/15/14	865,000	890,950
CPG International 10.50% 7/1/13	700,000	703,500
*Graham Packaging 9.875% 10/15/14	375,000	373,125
Graphic Packaging International 8.50% 8/15/11	665,000	678,300
Greenbrier 8.375% 5/15/15	170,000	168,938
*#Hawker Beechcraft Acquisition 144A 9.75% 4/1/17	735,000	749,700
Interface 10.375% 2/1/10	1,590,000	1,693,349
Intertape Polymer 8.50% 8/1/14	670,000	626,450
Koppers 9.875% 10/15/13	435,000	462,188
•NXP Funding 7.993% 10/15/13	450,000	428,063
*Smurfit-Stone Container Enterprises 8.00% 3/15/17	595,000	594,256
Trimas 9.875% 6/15/12	1,440,000	1,486,800
		8,855,619
Consumer Cyclical – 10.96%
*#Allison Transmission 144A 11.00% 11/1/15	545,000	557,944
*Carrols 9.00% 1/15/13	995,000	955,200
*Ford Motor 7.45% 7/16/31	1,625,000	1,291,875
Ford Motor Credit
7.375% 10/28/09	700,000	675,421
7.80% 6/1/12	1,650,000	1,551,746
•7.993% 1/13/12	475,000	440,129

General Motors
*6.375% 5/1/08	1,225,000	1,218,875
*8.375% 7/15/33	2,940,000	2,690,099
Global Cash Access 8.75% 3/15/12	440,000	457,600
GMAC
4.375% 12/10/07	750,000	748,823
•6.808% 5/15/09	1,145,000	1,077,697
6.875% 9/15/11	2,110,000	1,946,198
6.875% 8/28/12	1,215,000	1,096,398
KB HOME 8.625% 12/15/08	425,000	420,750
Lear 8.75% 12/1/16	1,905,000	1,838,325
*Neiman Marcus Group PIK 9.00% 10/15/15	775,000	821,500
NPC International 9.50% 5/1/14	1,050,000	987,000
*#OSI Restaurant Partners 144A 10.00% 6/15/15	360,000	311,400
#TRW Automotive 144A
7.00% 3/15/14	60,000	58,800
*7.25% 3/15/17	155,000	151,706
#USI Holdings 144A 9.75% 5/15/15	675,000	599,063
		19,896,549
Consumer Non-Cyclical – 3.06%
American Achievement 8.25% 4/1/12	225,000	226,125
*Chiquita Brands International 8.875% 12/1/15	770,000	704,550
*Constellation Brands 8.125% 1/15/12	700,000	715,750
Cott Beverages USA 8.00% 12/15/11	895,000	870,388
National Beef Packing 10.50% 8/1/11	795,000	802,950
*Pilgrim's Pride 8.375% 5/1/17	2,205,000	2,232,562
		5,552,325
Energy – 11.35%
AmeriGas Partners 7.125% 5/20/16	560,000	550,200
Chesapeake Energy
6.375% 6/15/15	75,000	73,125
6.625% 1/15/16	885,000	871,725
Compton Petroleum Finance 7.625% 12/1/13	2,135,000	2,054,937
#Dynergy Holdings 144A 7.75% 6/1/19	2,360,000	2,227,249
El Paso
6.875% 6/15/14	1,240,000	1,248,418
*7.00% 6/15/17	570,000	574,014
#El Paso Performance-Linked Trust 144A 7.75% 7/15/11	400,000	414,407
#Energy Partners 144A 9.75% 4/15/14	900,000	895,500
Ferrellgas Finance Escrow 6.75% 5/1/14	395,000	391,050
Foundation Pennsylvania Coal 7.25% 8/1/14	840,000	829,500
Geophysique-Veritas
7.50% 5/15/15	125,000	128,125
7.75% 5/15/17	645,000	667,575
#Hilcorp Energy I 144A 9.00% 6/1/16	625,000	651,563
Inergy Finance
6.875% 12/15/14	425,000	418,625
8.25% 3/1/16	200,000	210,000
KCS Energy 7.125% 4/1/12	375,000	371,250
Kinder Morgan Finance 5.35% 1/5/11	50,000	49,093
#Lukoil International Finance 144A 6.356% 6/7/17	100,000	96,500
Mariner Energy 8.00% 5/15/17	525,000	521,063
Massey Energy
6.625% 11/15/10	255,000	249,900
6.875% 12/15/13	725,000	688,750
#OPTI Canada 144A
7.875% 12/15/14	300,000	299,250
8.25% 12/15/14	150,000	151,125
PetroHawk Energy 9.125% 7/15/13	965,000	1,028,931
Plains Exploration & Production 7.00% 3/15/17	560,000	534,800
Regency Energy Partners 8.375% 12/15/13	667,000	705,353
Seitel 9.75% 2/15/14	1,055,000	983,788
#Stallion Oilfield Services 144A 9.75% 2/1/15	475,000	451,250
Whiting Petroleum 7.25% 5/1/13	870,000	859,125
Williams 7.50% 1/15/31	1,330,000	1,409,800
		20,605,991
Financials – 0.98%
Leucadia National 8.125% 9/15/15	940,000	952,925
#Nuveen Investments 144A 10.50% 11/15/15	810,000	810,000
Unum Group 5.859% 5/15/09	25,000	25,202
		1,788,127

Media – 8.05%
*CCH I Holdings 13.50% 1/15/14	1,360,000	1,264,800
Charter Communications Holdings 13.50% 1/15/11	1,950,000	1,935,374
*Dex Media West 9.875% 8/15/13	800,000	857,000
Idearc 8.00% 11/15/16	1,665,000	1,677,488
Insight Communications 12.25% 2/15/11	450,000	466,875
Insight Midwest Capital 9.75% 10/1/09	330,000	331,238
#Lamar Media 144A 6.625% 8/15/15	335,000	322,438
#LBI Media 144A 8.50% 8/1/17	475,000	482,125
Mediacom Capital 9.50% 1/15/13	1,765,000	1,773,824
#Quebecor Media 144A 7.75% 3/15/16	890,000	863,300
#Quebecor World 144A 9.75% 1/15/15	955,000	935,900
RH Donnelley
8.875% 1/15/16	520,000	522,600
#144A 8.875% 10/15/17	1,005,000	1,010,025
*#Univision Communications PIK 144A 9.75% 3/15/15	930,000	916,050
WMG Acquisition 7.375% 4/15/14	1,405,000	1,253,963
		14,613,000
Real Estate – 1.34%
BF Saul REIT 7.50% 3/1/14	1,299,000	1,269,773
Host Marriott 7.125% 11/1/13	800,000	816,000
Rouse 7.20% 9/15/12	345,000	348,472
		2,434,245
Services Cyclical – 11.99%
Aramark
8.50% 2/1/15	1,450,000	1,475,375
•*8.856% 2/1/15	25,000	25,250
#Cardtronics 144A 9.25% 8/15/13	525,000	509,250
Corrections Corporation of America 7.50% 5/1/11	375,000	381,563
FTI Consulting 7.625% 6/15/13	1,850,000	1,914,749
#Galaxy Entertainment Finance 144A 9.875% 12/15/12	1,100,000	1,185,250
Gaylord Entertainment 8.00% 11/15/13	950,000	971,375
*Harrah's Operating 6.50% 6/1/16	560,000	444,480
Hertz 8.875% 1/1/14	1,680,000	1,738,800
Kansas City Southern de Mexico 9.375% 5/1/12	1,325,000	1,411,125
Kansas City Southern Railway 9.50% 10/1/08	450,000	462,375
Majestic Star Casino 9.50% 10/15/10	1,350,000	1,336,500
Mandalay Resort Group
9.375% 2/15/10	340,000	358,700
9.50% 8/1/08	910,000	937,300
MGM MIRAGE 7.50% 6/1/16	305,000	304,619
#Mobile Services Group 144A 9.75% 8/1/14	525,000	530,250
Northwest Airlines 10.00% 2/1/09	215,000	10,213
#Penhall International 144A 12.00% 8/1/14	420,000	431,550
#Pokagon Gaming Authority 144A 10.375% 6/15/14	2,090,000	2,319,899
Rental Service 9.50% 12/1/14	1,685,000	1,628,131
Seabulk International 9.50% 8/15/13	465,000	497,550
#Seminole Indian Tribe of Florida 144A 7.804% 10/1/20	560,000	572,331
Station Casinos 6.625% 3/15/18	1,080,000	861,300
Wheeling Island Gaming 10.125% 12/15/09	1,445,000	1,448,613
		21,756,548
Services Non-Cyclical – 7.44%
Allied Waste North America
7.375% 4/15/14	475,000	482,125
7.875% 4/15/13	830,000	859,050
Casella Waste Systems 9.75% 2/1/13	1,480,000	1,517,000
*#Community Health Systems 144A 8.875% 7/15/15	2,200,000	2,238,500
CRC Health 10.75% 2/1/16	1,970,000	2,098,050
Geo Subordinate 11.00% 5/15/12	490,000	504,700
#HCA PIK 144A 9.625% 11/15/16	2,145,000	2,273,700
HealthSouth 10.75% 6/15/16	1,370,000	1,452,200
Omnicare 6.875% 12/15/15	775,000	747,875
#Universal Hospital Services PIK 144A 8.50% 6/1/15	650,000	664,625
US Oncology 10.75% 8/15/14	630,000	658,350
		13,496,175
Technology & Electronics – 1.22%
Freescale Semiconductor 8.875% 12/15/14	960,000	913,200
*MagnaChip Semiconductor 8.00% 12/15/14	390,000	294,450
Sungard Data Systems
9.125% 8/15/13	450,000	461,250
*10.25% 8/15/15	520,000	544,700
		2,213,600

Telecommunications – 11.35%
‡*Allegiance Telecom 11.75% 2/15/08	255,000	133,238
American Tower
7.125% 10/15/12	1,035,000	1,066,049
#144A 7.00% 10/15/17	625,000	642,188
#Broadview Networks Holdings 144A 11.375% 9/1/12	785,000	836,025
•Centennial Communications 10.981% 1/1/13	650,000	672,750
Citizens Communications 7.125% 3/15/19	1,325,000	1,311,749
Cricket Communications 9.375% 11/1/14	925,000	922,688
#Digicel 144A 9.25% 9/1/12	960,000	988,800
•#Hellas Telecommunications Luxembourg II 144A 10.993% 1/15/15	845,000	840,775
Hughes Network Systems 9.50% 4/15/14	1,275,000	1,314,843
*Inmarsat Finance 10.375% 11/15/12	1,775,000	1,721,749
Intelsat Bermuda 11.25% 6/15/16	860,000	928,800
Level 3 Financing 9.25% 11/1/14	1,090,000	1,032,775
Lucent Technologies 6.45% 3/15/29	855,000	718,200
#MetroPCS Wireless 144A 9.25% 11/1/14	980,000	977,551
•#Nortel Networks 144A 9.493% 7/15/11	1,020,000	1,012,350
NTL Cable 9.125% 8/15/16	795,000	842,700
Qwest 7.50% 10/1/14	825,000	865,219
Qwest Capital Funding 7.25% 2/15/11	949,000	958,490
Rural Cellular
9.875% 2/1/10	600,000	628,500
•11.106% 11/1/12	250,000	256,250
Time Warner Telecom Holdings 9.25% 2/15/14	525,000	547,969
Triton PCS 8.50% 6/1/13	475,000	500,531
Windstream 8.125% 8/1/13	820,000	871,250
		20,591,439
Utilities – 4.04%
AES
*7.75% 3/1/14	490,000	492,450
#144A 8.00% 10/15/17	585,000	593,044
‡#Calpine 144A 8.496% 7/15/09	606,050	642,413
Elwood Energy 8.159% 7/5/26	716,746	738,118
Midwest Generation 8.30% 7/2/09	474,476	485,745
Mirant Americas Generation 8.30% 5/1/11	1,090,000	1,107,713
Mirant North America 7.375% 12/31/13	885,000	901,594
NRG Energy 7.375% 2/1/16	1,560,000	1,559,999
Orion Power Holdings 12.00% 5/1/10	725,000	804,750
		7,325,826
Total Corporate Bonds (cost $155,546,049)		154,298,256

«Senior Secured Loans – 11.75%
Allied Waste North America 7.73% 3/28/14	150,000	147,300
Aramark
7.08% 1/26/14	469,882	459,700
7.485% 1/26/14	15,118	14,790
Bausch & Lomb Inc 8.34% 4/11/15	585,000	586,800
Building Materials 8.256% 2/22/14	450,000	409,500
Community Health Systems
7.61% 7/2/14	750,503	735,493
7.61% 8/25/14	49,497	48,507
Cricket Communications 7.94% 6/16/13	174,558	172,717
DaimlerChrysler 13.51% 7/1/13	700,000	691,831
Dynegy Holdings 7.65% 4/2/13	830,000	804,063
Energy Futures Holdings
7.565% 10/10/14	2,060,000	2,061,586
8.39% 10/10/14	1,635,000	1,635,000
Ford Motor 8.36% 11/29/13	694,251	668,328
Freescale Semiconductor 7.37% 12/1/13	480,000	461,018
General Motors 7.745% 11/17/13	992,500	973,340
Georgia Pacific Tranche B 7.115% 12/22/12	474,497	463,821
Goodyear Tire 7.47% 4/30/14	545,000	529,672
Idearc 7.35% 11/1/14	199,497	196,879
Jarden 7.67% 1/24/12	495,000	485,347
MacDermid Inc 7.45% 4/12/14	134,662	131,968
MetroPCS Wireless 9.70% 2/20/14	470,000	461,775

Michaels Stores 8.37% 10/11/13	954,485	914,244
NE Energy 7.87% 11/1/13	194,971	188,147
Rental Service 8.87% 11/21/13	400,000	391,000
Solar Capital Corp 7.53% 2/11/13	390,000	385,232
Spirit Finance 8.36% 5/23/13	425,000	396,667
Stallion Oilfield Services 10.86% 6/12/13	525,000	517,125
Surgical Care Affiliates 8.31% 12/29/14	174,563	168,016
Talecris Biotherapeutics 2nd Lien 11.85% 12/6/14	625,000	625,000
Telesat Canada 9.00% 2/14/08	1,350,000	1,329,750
Time Warner Telecom Holdings 7.62% 1/7/13	489,246	481,908
Tribune
8.49% 5/17/09	275,000	272,293
8.698% 5/30/14	300,000	279,402
United Airlines 7.375% 2/1/14	300,000	287,876
Univision Communications 7.60% 9/15/14	925,000	878,172
US Airways Group 8.05% 3/23/14	275,000	263,457
Wind Acquisition PIK 12.60% 12/7/11	1,269,682	1,282,379
Windstream Term Loan B 6.86% 7/17/13	523,688	520,949
Total Senior Secured Loans (cost $21,472,544)		21,321,052

	Number of
	Shares
Common Stock – 0.34%
†Adelphia Recovery Trust Series ACC-1	1	0
†@=pAvado Brands	906	0
†Century Communications	1,325,000	51
†Foster Wheeler	1	111
†Mirant	474	20,079
†Northwest Airlines	745	13,816
†@=pPort Townsend	950	592,800
†USGen	250,000	0
Total Common Stock (cost $688,304)		626,857

Convertible Preferred Stock – 0.51%
General Motors 5.25% exercise price $64.90, expiration date 3/6/32	20,525	454,424
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17	480	465,000
Total Convertible Preferred Stock (cost $875,022)		919,424

Warrant – 0.00%
†#Solutia 144A, exercise price $7.59, expiration date 7/15/09	450	0
Total Warrant (cost $38,281)		0

	Principal
	Amount
	(U.S.$)
Repurchase Agreements – 4.74%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be repurchased at $5,843,735,
collateralized by $2,865,000 U.S. Treasury Notes 3.375%
due 9/15/09, market value $2,852,636, $424,000
U.S. Treasury Notes 4.625% due 11/30/08, market value
$434,872, $339,000 U.S. Treasury Notes 4.625%
due 8/31/11, market value $349,585, $551,000 U.S.
Treasury Notes 4.625% due 10/31/11, market value $563,893,
$424,000 U.S. Treasury Notes 4.875% due 5/31/08, market
value $434,126, $545,000 U.S. Treasury Notes 4.875%
due 8/31/08, market value $553,222, and $749,000 U.S.
Treasury Notes 5.625% due 5/15/08, market value $774,846)	$5,843,000	5,843,000

With UBS Warburg 4.51% 11/1/07
(dated 10/31/07, to be repurchased at $2,754,345,
collateralized by $1,695,000 U.S. Treasury Notes 4.375%
due 12/15/10, market value $1,746,846, $185,000 U.S.
Treasury Notes 4.675% due 8/31/11, market value $190,802,
and $865,000 U.S. Treasury Notes 4.875% due 10/31/08,
market value $873,115)	2,754,000	2,754,000
Total Repurchase Agreements (cost $8,597,000)		8,597,000

Total Value of Securities Before Securities Lending Collateral – 102.36%
(cost $187,217,200)		185,762,589

	Number of
	Shares
Securities Lending Collateral** – 10.32%
Investment Companies
Mellon GSL DBT II Collateral Fund	18,735,612	18,735,612
Total Securities Lending Collateral (cost $18,735,612)		18,735,612

Total Value of Securities – 112.68%
(cost $205,952,812)		204,498,201©
Obligation to Return Securities Lending Collateral** – (10.32%)		(18,735,612)
Liabilities Net of Receivables and Other Assets (See Notes) – (2.36%)		(4,281,000)
Net Assets Applicable to 42,092,132 Shares Outstanding – 100.00%		$181,481,589

•Variable rate security. The rate shown is the rate as of October 31, 2007.
@Illiquid security. At October 31, 2007, the aggregate amount of illiquid securities equaled $592,800, which represented 0.33% of the Fund’s net assets. See Note 5 in “Notes.”
=Security is being fair valued in accordance with the Fund's fair valuation policy. At October 31, 2007, the aggregate amount of fair valued securities equaled $592,800, which represented 0.33% of the Fund’s net assets. See Note 1 in "Notes."
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2007, the aggregate amount of Rule 144A securities equaled $34,760,977, which represented 19.15% of the Fund’s net assets. See Note 5 in “Notes.”
‡Non-income producing security. Security is currently in default.
*Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
†Non-income producing security for the period ended October 31, 2007.
pRestricted Security. Investment in a security not registered under the Securities Act of 1933. This security has certain restrictions on resale which may limit its liquidity. At October 31, 2007, the aggregate amount of the restricted securities equaled $592,800 or 0.33% of the Fund's net assets. See Note 5 in "Notes."
*Fully or partially on loan.
**See Note 4 in “Notes.”
©Includes $18,259,367 of securities loaned.

Summary of Abbreviations:
CDS – Credit Default Swap
PIK – Pay-in-Kind
REIT – Real Estate Investment Trust

The following swap contracts were outstanding at October 31, 2007:

Swap Contract1

Credit Default Swap Contract

Swap Counterparty &	Notional	Annual Protection	Termination	Unrealized
Referenced Obligation	Amount	Payments	Date	Depreciation
Protection Sold:
Residential Capital 1 yr CDS	$475,000	8.75%	9/20/08	$(56,531)

The use of swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in ”Notes”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Income Funds – Delaware High-Yield Opportunities Fund (Fund).

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities lending collateral, which is invested in investment companies, is valued at amortized cost, which approximates value. Long-term debt securities and credit default swap (CDS) contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Generally, total return swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on January 31, 2008. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting - Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At October 31, 2007, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At October 31, 2007, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$206,087,555
Aggregate unrealized appreciation	2,056,682
Aggregate unrealized depreciation	(3,646,036)
Net unrealized depreciation	$ (1,589,354)

For federal income tax purposes, at July 31, 2007, capital loss carryforwards of $2,602,454 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $2,177,753 expires 2010 and $424,701 expires in 2014.

3. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (the purchaser of protection) transfers to another party (the seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended October 31, 2007, the Fund entered into CDS contracts as a seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized gains or losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a Credit Event or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank, N.A. (Mellon). With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At October 31, 2007, the value of the securities on loan was $18,259,367, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Schedule of Investments under the caption “Securities Lending Collateral.”

5. Credit and Market Risk
The Fund invests in high yield fixed income securities, which carry ratings of BB or lower by Standard and Poor’s Rating Group and/or Ba or lower by Moody’s Investor Services, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to Delaware Management Company the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Schedule of Investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: